                                                                 EXHIBIT 99.17
                                                           **OMITTED INFORMATION
                                                  DENOTED BY ASTERISKS (* * * *)
                                                       HAS BEEN FILED SEPARATELY
                                                      WITH THE COMMISSION AND IS
                                                   THE SUBJECT OF A CONFIDENTIAL
                                                             TREATMENT REQUEST**

                      MASTER AGREEMENT FOR ATM FACILITIES


This Master Agreement for ATM Facilities ("Agreement") is between National Convenience Stores Incorporated, a Delaware corporation ("Licensor") and
NationsBank of Texas, N.A., a national banking association ("Licensee").   For
good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                 ARTICLE 1 - INTRODUCTORY PROVISIONS

         1.1 DEFINITIONS. The following terms used in this Agreement shall have the following meanings. Other terms may be defined elsewhere in this Agreement.

         (a) "AGREEMENT TERM" means the term of this Agreement as specified in Section 1.4.

         (b) "ATM" means an automated teller machine or similar machine and its related container, interior and exterior signage, and equipment operated by Licensee.

         (c)     "ATM SITE" means the location of an ATM within a particular
Store.

         (d) "BANKING PRESENCE" means a Market Area in which Licensee has a banking center or branch as of the date of this Agreement, and any Market Area in which Licensee establishes a banking center or branch after the date of this Agreement.

         (e) "CARD" means an automated teller machine card, debit card and/or credit card with a magnetic stripe or any other device or medium that when used with or without a personal identification number (PIN), can access an ATM.

         (f) "COMMUNITY MARKET STORE" means a Store located in a Market Area outside the Market Areas specified in Exhibit "B". The initial list of Community Market Stores is set forth in Exhibit C.

         (g) "PREVIOUS PROVIDER" means the previous provider of automated teller machines to Licensor's Stores in Texas.

         (h) "PREVIOUS PROVIDER'S MACHINES" means the automated teller machines, signage, and related equipment operated at Licensor's Stores in Texas by the Previous Provider.

         (i)     "CURRENTLY PROVIDED TRANSACTION" is defined in Section 1.2.

         (j)     "EFFECTIVE DATE" is defined in Section 1.4.

         (k) "ELECTRONIC BENEFITS TRANSFER TRANSACTIONS" means transactions related to governmental transfer payment programs such as food stamps and welfare, including any administered by or contracted to non-governmental entities.

         (l) "EXCLUDED STORE" means a store facility owned or leased and operated by Licensor, (including the building and other improvements and surrounding grounds related to Licensor's operations at that facility) that is acquired by Licensor after the date of this Agreement, and that is subject to a contract not made or procured by Licensor (i) requiring a third party ATM to be installed in that store facility or (ii) prohibiting the installation of Licensee's ATM in that store facility.

         (m) "FOREIGN TRANSACTION" means a Transaction using a Card not issued by Licensee.

         (n) "FIRST SUPPLEMENT" means Exhibit "A," listing the Initial Texas Stores.

         (o) "INITIAL TEXAS STORES" means the 661 Stores listed in the First Supplement.

         (p) "INSTALLATION DATE" means December 2, 1995, which is the date scheduled for completion of the installation of the first ATM in the first of the Initial Texas Stores, regardless of the actual completion date.

         (q)     "LICENSE" is defined in Section 1.3.

         (r)     "LICENSE FEE" is defined in Section 3.2(a).

         (s) "LICENSE TERM" means a period of time commencing on (i) December 2, 1995 for the Initial Texas Stores; and (ii) for any subsequent Stores, the date of the applicable Supplement (unless otherwise specified in that Supplement) and ending on the date this Agreement terminates, unless an earlier termination date is specified in the Supplement or the License is earlier terminated in accordance with this Agreement.

         (t)     "MARKET AREA" means a county in the State of Texas.

         (u)     "MINIMUM REVENUE GUARANTEE" has the meaning given in Section
3.2.

         (v) "NATIONSBANK TRANSACTION" means a Transaction using a Card issued by Licensee.

         (w) "SITE SURVEY" means a sketch or other drawing of a Store provided by Licensor and initialled by the parties showing the ATM Site that does not necessarily show other details of the Store and is not necessarily drawn to scale, based upon a walkthrough of a Store by representatives of each party for the purpose of the parties mutually agreeing upon the location of the ATM in that Store.

         (x) "STORE" means a store facility (other than an Excluded Store) owned or leased and operated by Licensor, including the building and other improvements and surrounding access ways, parking areas and other grounds related to Licensor's operations at a given location. Licensor's Stores are currently operated under the trade name Stop-N-Go.

         (y) "SUBSEQUENTLY PROVIDED TRANSACTION" means a Transaction type, other than a Currently Provided Transaction, added to the capability of an ATM at a Store after the date of this Agreement and agreed upon by the parties in accordance with Section 4.4 of this Agreement.

         (z) "SUPPLEMENT" means a supplement to this Agreement pursuant to which Licensor grants a License to Licensee.

         (aa) "TRACKING PERIOD" means * * * * as defined in Section 3.2. In the event that the Agreement is terminated prior to November 30, 2001, the * *
* * Tracking Period will be the period commencing on December 2, 1995 and ending upon the termination of the Agreement.

         (bb) "TRANSACTION" means a cash withdrawal or advance, deposit, transfer (including transfer between accounts or Cards), balance or other inquiry, payment, and/or * * * * by the Card issuing institution or its agent, using an ATM located in a Store pursuant to this Agreement and shall include each Currently Provided Transaction and each Subsequently Provided Transaction.

         1.2 ATMS IN LICENSOR'S STORES. This Agreement states the procedure and terms upon which Licensor will grant from time to time a license to Licensee to locate ATMs and upon which Licensee will install and operate ATMs, in the Initial Texas Stores and additional Stores. Each ATM Site location shall be readily apparent upon entry to a Store either by location or interior signage. Licensor will keep the ATM area free of obstructions that would hinder servicing of the ATM. Unless otherwise mutually agreed, each ATM will be
* * * * or its substantial equivalent. An ATM will be capable of handling cash withdrawals, transfers between accounts, balance inquiries, and credit card cash withdrawals using VISA or MasterCard (together, "Currently Provided Transactions"). Subject to Section 4.4, Licensee may elect from time to time to provide other services as the states provide and/or share ATM services at Community Market
Stores; however, each ATM and Store exterior will have a sign which displays the Licensee's logo.

         1.3 MASTER AGREEMENT FOR SEPARATE LICENSES. To create a license under this Agreement, the parties will execute a Supplement to this Agreement identifying the applicable Store or Stores. With respect to each ATM Site, this Agreement, together with the applicable Supplement shall constitute a separate and independent license agreement (each such separate license agreement being herein called "this License" or "the License") between Licensor and Licensee with respect to that ATM Site, upon the special terms and conditions, if any, stated for that ATM Site in the Supplement and also upon all of the terms and conditions of this Agreement. Any particular License may be amended, terminated or otherwise dealt with without affecting any other License; however, all Licenses will terminate upon the termination of this Agreement. Each ATM Site will be mutually agreed on and identified by the parties through a Site Survey. A License may also be terminated by agreement of the parties through execution of an addendum to the applicable Supplement.

         1.4 AGREEMENT TERM. The Agreement Term shall commence on December 2, 1995 (the "Effective Date") and, unless sooner terminated or extended, shall end on November 30, 2001; provided that each party may rely on the representations, warranties and indemnities of the other party in Article 2 as of the execution of this Agreement.

         1.5     EXCLUSIVITY.

                 (a) Throughout the Agreement Term, Licensee shall have the exclusive right to place ATMs in Licensor's Stores in the State of Texas, and shall be required to place and maintain ATMs in all of Licensor's Stores in the State of Texas subject to and in accordance with paragraph (b) below and
Section 4.1. The First Supplement to this Agreement will include all existing Stores of Licensor in the State of Texas. Unless the parties otherwise mutually agree, each additional Store opened by Licensor in the State of Texas will be added to this Agreement by a Supplement before an ATM is installed in that Store. Throughout the Agreement Term, Licensor agrees that it will not allow any portion of any Store in Texas to be used or leased for operation of an ATM, excepting Licensee's use of the ATM Site therein. This provision is not intended to restrict Licensor's continued acceptance of Electronic Benefits Transfer Transactions or other transactions normally processed by retailers, at its cash registers and its offer of point-of-sale "cash back" to its Customers at its Stores through the use of magnetic or electronic cards or other devices, so long as the latter is not aggressively promoted so as to adversely impact usage of the ATM. Licensor also agrees that throughout the Agreement Term no bank or other financial institution, other than Licensee, will be referred to by name regarding deposit, loan or ATM products in connection with any external signage at any Store.

                 (b)      * * * *

                 (c) Notwithstanding anything to the contrary in this Agreement, Licensor may permit its Previous Provider to maintain and operate the Previous Provider's Machines in Stores in which those Machines are currently located until those Machines are replaced by Licensee in accordance with Section 4.1(b).

                   ARTICLE 2 - REPRESENTATIONS AND WARRANTIES

Each party makes the following representations and warranties to the other.

         2.1     ORGANIZATION.    Each party is duly organized under its
respective jurisdiction of organization, is in good standing in such jurisdiction, and has full power and authority to conduct its business as presently conducted and as contemplated to be conducted by this Agreement.

         2.2     AUTHORIZATION.   Each party has authorized this Agreement by
all necessary corporation action and has the full and unrestricted right and authority to make and perform this Agreement with the other party.

         2.3     NO VIOLATION.    The execution, delivery, and performance of
this Agreement will not violate any law, rule, regulation, agreement, or restriction by which the party or its property is bound or to which the party or its property is subject.

         2.4     CERTAIN FACTS.   The transactions contemplated by this
Agreement are predicated on the following factual representations and warranties:

         (a) Licensor represents and warrants that the Initial Texas Stores comprise 661 Stores.

         (b)     Licensee represents and warrants the following:

                 (i) Licensee has approximately 1.2 million ATM or Debit Cards outstanding in Texas;

                 (ii) Licensee has over 136 banking centers and 34 motor banks in the Market Areas in which Licensee has a Banking Presence;

                 (iii) Licensee has * * * * mailed to its customers in Texas on a monthly basis;

                 (iv)     Licensee has over 130 banking center ATMs;

                 (v)      Licensee issues over * * * * per month;

                 (vi) Licensee issues over * * * * per month in banking centers in Market Areas in which Licensor has Stores in Texas;

                 (vii) Licensee's banking centers located in Market Areas in which Licensor has a Store presence, had customer deposits aggregating approximately $15 billion reported in the Licensee's call report dated as of June 30, 1994.

                 (viii) Licensee maintains a time and temperature telephone system that has an audience of over 2 million calls per month; and

                 (ix) Licensee has more than 2,000 banking personnel that can be involved in sales promotions.

         2.5     HOLD HARMLESS.   Each party agrees to indemnify and hold
harmless the other party, and the other party's affiliates (including any parent or subsidiary corporation), and the directors, officers, employees and agents of each of them, with respect to any claim, loss, cost, liability or expense (including reasonable attorneys' fees) arising out of any breach of a representation or warranty made by the indemnifying party in this Article 2.

                          ARTICLE 3  -  GRANT AND FEES

         3.1     GRANT OF LICENSE.   Licensor hereby grants to Licensee a
separate License for the applicable License Term to install and operate an ATM at the ATM Site in (i) each Store in the First Supplement and (ii) effective on the date provided in any subsequent Supplement, each Store identified in that Supplement. The License includes the nonexclusive rights to use the parking and restroom facilities that are open to the general public at the Store, subject to the provisions of the License. Unrestricted access to the ATM shall be provided to Licensee and Licensee's employees, agents, ATM service contractors, customers and other users of the ATM during the Store's hours of operation.

         3.2     LICENSE FEES; MINIMUM GUARANTEED REVENUE; REPORTS.

                 (a) For each ATM installed under this Agreement, Licensee shall pay to Licensor a License Fee ("License Fee"), based on the Transactions occurring through the ATM during the License Term, as follows:

                (1)     for Currently Provided Transactions
(excluding ATMs at Community Market Stores except as provided in paragraph
(iii) below):

                        (i)      $ * * * * per * * * * Transaction;

                        (ii)     $ * * * * per * * * * Transaction; and

                        (iii)    $ * * * * per Transaction * * * *; and

                (2)     for Subsequently Provided Transactions:

                        (i)      $ * * * * per * * * * Transaction; and

                        (ii) all other Subsequently Provided Transactions shall be at License Fees mutually agreed upon by the parties.

         * * * *

         * * * *        Licensee agrees to pay to Licensor, on or before
January 25, 2002, the amount, if any, by which the Minimum Revenue Guarantee for the period from December 2, 1995 through November 30, 2001 (the "* * * * Tracking Period"), exceeds the sum of (i) the total of all License Fees generated by Transactions during the Tracking Period plus (ii) the sum of the amounts, if any, of the Minimum Revenue Guarantee payments made by Licensee to Licensor for * * * * pursuant to the above provisions.

                 * * * * The term "Minimum Revenue Guarantee" as used in this Agreement means, subject to adjustment as provided below, * * * * $16.5 million for the * * * * Tracking Period. The dollar amounts of the Minimum Revenue Guarantee stated in the preceding sentence are based on assumptions that ATMs will be operated by Licensee in at least * * * * Stores for * * * * during the
* * * * Tracking Period. Excluding in each of the following cases ATMs in Community Market Stores, to the extent, if any, that the number of ATM months in any of the Tracking Periods is less than the assumed number, the amount of the Minimum Revenue Guarantee for that Tracking Period will be proportionately reduced and to the extent, if any, that the number of ATM months in any of the Tracking Periods is greater than the assumed number, the amount of the Minimum Revenue Guarantee for that Tracking Period will be proportionately increased. For the purposes of this paragraph, the * * * * related to the * * * *
Tracking Period will not be adjusted.

                 * * * * The License Fees shall be paid, by electronic funds transfer [ACH], by direct deposit or by another method desired by Licensor and consented to by Licensee, on or before the fifth business day following the 20th day of the month following the month in which earned. Licensor may charge interest on amounts of the License Fees or the Minimum Revenue Guarantee payments more than ten (10) days past due, at the lesser of the following interest rates per annum: (i) the * * * * rate plus * * * * percent or (ii) the
* * * * rate * * * *.

                 * * * * Licensee shall submit to Licensor, electronically or by other agreed means, on or before the twentieth (20th) day of each month, a report that states the total number of Transactions for each individual ATM during the preceding calendar month. The report will categorize the Transactions per ATM by Transaction type, will distinguish Currently Provided Transactions from Subsequently Provided Transactions, and will distinguish Transactions as NationsBank Transactions, Foreign Transactions, or Transactions involving the Community Market Stores. The report will calculate the applicable License Fees for that month. On or before the 45th day following a Tracking Period, Licensee shall submit to Licensor a report for that Tracking Period in the same manner as the monthly reports, summarizing the information in the monthly reports for that Tracking Period, and reconciling the effect of the applicable Minimum Revenue Guarantee.

                 * * * * In the event that Licensee fails to install an ATM on or before the 30th day after the date for installation required by this Agreement, Licensee shall pay to Licensor, as liquidated damages and not as a penalty, the amount of $ * * * * per * * * * until the ATM is installed in the Store. For purposes of calculating the Minimum Revenue Guarantee, each ATM shall be assumed to be installed in a Store as of the date required for that ATM under this Agreement. Therefore, the Minimum Revenue Guarantee shall be unaffected by any payments made under this subsection.

                 * * * * Licensor's acceptance of any License Fee or report will not be an admission of its accuracy. Licensee agrees to maintain during the License Term and for two (2) years thereafter its records required to establish the number and type of Transactions through each ATM during the applicable License Term, and to allow Licensor and its designated representatives (if any) to review or audit these records during that period, at Licensee's office where they are kept, at reasonable times during Licensee's business hours, and on reasonable advance notice to Licensee. Licensee shall notify Licensor of the location of these records and of any changes in the location. In the event that a review or audit by Licensor reveals a shortfall in payments required to be made under this Agreement of more than 5%, Licensee will bear the reasonable cost of the review or audit; otherwise, the review or audit will be at Licensor's expense.

                             ARTICLE 4 - OPERATIONS

         4.1     INSTALLATION OF THE ATMS.

                 (a) Promptly after the grant of the License or as otherwise agreed, Licensee shall at its expense proceed with reasonable diligence to install the ATM together with all communications lines necessary for its operation and any security devices which Licensee deems desirable with respect to the ATM. The ATM will comply with the Americans with Disabilities Act of 1990 and other applicable law. Licensee will complete the installation of the ATM by the date required by this Agreement, subject to acts of God and other circumstances beyond the reasonable control of Licensee including, without limitation, in the case of the Initial Texas Stores in Licensor's Previous Provider's Machines are installed, the cooperation of Licensor's Previous Provider.

                 (b) Licensee shall first commence installation of ATMs in the Initial Texas Stores in which Licensor's Previous Provider's Machines are not then installed. Commencing on February 1, 1996, Licensee shall commence installing ATMs in the remaining Initial Texas Stores. Licensee is required to complete installation of all ATMs in the Initial Texas Stores on or before June 1, 1996, subject to the provisions of paragraph (a) above.

                 (c) Licensor agrees to give Licensee as much advance notice as possible of Store openings. Licensee shall be required to install an ATM in each Store that is opened, within 90 days after Licensee has received this notice, but not earlier than 30 days prior to the actual Store opening unless Licensee otherwise agrees, at the ATM Site agreed pursuant to the License grant, subject to the provisions of paragraph (a) above.

         4.2 OWNERSHIP AND ALTERATION OF ATMS. Each ATM installed in a Store is and shall remain Licensee's property, and Licensor shall have no right or interest therein. With Licensor's prior written consent, Licensee may from time to time modify an ATM or replace it with another. Notwithstanding Section 7.3, if the modification or replacement would reduce the ATM's Transaction capabilities below those agreed herein or would materially change the exterior appearance of the ATM, Licensor may withhold its consent to the modification or replacement in Licensor's sole discretion.

         4.3     SIGNAGE AND PROMOTIONAL ACTIVITIES.

                 (a) The ATM will prominently bear Licensee's customary corporate signage and graphics. Licensee shall place and maintain, at Licensee's expense, a sign using Licensee's customary corporate graphics as provided in Exhibit "E," on the exterior of the Store building or in another mutually agreeable exterior location. The size and energy usage, respectively, of the sign shall be subject to Licensor's consent if greater than those of Licensor's Previous Provider at Licensor's Stores. The sign shall be placed in accordance with and shall comply with all applicable deed or zoning restrictions and requirements. Licensee may also elect from time to time, at Licensee's expense, to place a brochure rack or similar feature on the ATM to advertise NationsBank products, and to have NationsBank personnel present at the Store during promotional periods to greet customers who use the ATM.

                 (b) NationsBank cardholders shall be entitled to use Licensee's ATMs at Licensor's Stores free of charge for Currently Provided Transactions, * * * * . * * * *, Foreign (non-NationsBank) cardholders will be charged a convenience fee * * * * per Transaction for Transactions through the Pulse network. Subject to the foregoing sentence, Licensee will price the fees to * * * * cardholders * * * *. * * * *, Licensee shall determine the pricing for the Transactions specified in the first two sentences of this paragraph
(b), * * * *, but * * * *.

                 (c) Licensee shall provide the marketing and advertising identified in Exhibit "D" hereto, at Licensee's cost and in accordance with the schedule set forth in Exhibit "D."

         4.4     ADDITIONAL PRODUCTS AND SERVICES.   Licensee shall offer the
services provided by the Currently Provided Transactions, and may offer such additional products and services through the ATM as the parties may mutually agree.

         4.5 OPERATION OF THE ATM. When the ATM is installed and ready for ATM customer use, Licensee will at its expense:

                 (a) Maintain and service the ATM between the hours of 8:00 a.m. and 8:00 p.m. daily and use all other reasonable efforts to ensure that the ATM will remain fully operational during hours in which the Store is open during the License Term, subject to downtime from necessary maintenance, equipment or network malfunction, and other causes beyond Licensee's reasonable control; and

                 (b) Provide cash replenishment services for the ATM between the hours of 7:00 a.m. to 11:00 p.m., in accordance with Licensee's usual practices. Licensee shall bear all risk of loss of such cash.

         4.6 REMOVAL OF THE ATM. Upon termination of a License for any reason, Licensee shall at * * * * expense remove the ATM subject to the License from the ATM Site, but Licensee shall not be required to remove them at a rate exceeding * * * * ATMs per business day and during this transition period all terms and conditions of this Agreement shall continue to apply to the ATM's to be removed except the exclusivity provisions (if the License is terminated by the termination of the Agreement) and the Minimum Revenue Guarantee. Licensor will notify Licensee of a Store closing at the time that the closing is publicly announced, but in all events at least 7 days before the actual closing, and will give Licensee up to fourteen (14) days after the actual closing to remove the ATM from the Store. The previous sentence notwithstanding, provided Licensor has given Licensee 30 days' notice, Licensor agrees that the time for removal of the ATM will include the time reasonably necessary for Licensee to comply with any statutory or regulatory requirements that prior notice be given of the removal of the ATM. Licensee will notify Licensor of any changes in these notice periods. Additionally, Licensee will, at Licensee's expense, move the ATM to another agreed ATM Site at the Store to accommodate remodeling the Store or temporarily remove the ATM from the Store, if requested by Licensor as a result of the remodeling, provided that Licensor gives Licensee at least 30 days' prior notice of the proposed remodeling.

         4.7 LICENSOR'S OBLIGATIONS. Commencing with the installation of the ATM, Licensor will:

                 (a) Maintain, at its expense, the ATM Site and its surrounding area and lighting in good order and condition. Maintenance and repair of the ATM itself shall be Licensee's responsibility; and

                 (b) Provide an adequate electrical power source at the ATM Site for the ATM, and pay all charges for electricity used by the ATM and by all of Licensee's signs at the Store.

                         ARTICLE 5 - TERMINATION RIGHTS

         5.1 BY EITHER PARTY. Any one of the following will constitute an Event of Default:

                 (a) Failure on the part of either party to observe or perform in any material respect any of the covenants in this License, which failure continues unremedied for a period of sixty (60) days after the date on which written notice of the failure, requiring the same to be remedied, has been given to the defaulting party (subject to a reasonable extension, in any case other than failure to pay money, of up to sixty (60) additional days where the failure was due to act of God or other cause beyond the control of the party, and the party has so notified the other party with an estimate of the time required to perform);

                 (b) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, has been entered against either party if the decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                 (c) Either party has consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to that party or of or relating to all or substantially all of that party's property; or

                 (d) Either party has admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations.

In each and every such case, so long as an Event of Default shall not have been remedied, the non-defaulting party shall have the right (i) for an Event of Default under paragraph (a) above, to terminate this License for the specific ATM Site by notice to the defaulting party, or with respect to an Event of Default which is a payment default, terminate this Agreement and all Licenses by notice to the defaulting party; and (ii) for an Event of Default under paragraphs (b), (c) or (d) above, to terminate this Agreement and all Licenses by notice to the defaulting party.

         5.2     BY LICENSOR.     Licensor may terminate this License for th
specific ATM Site:

                 (a) upon not less than seven (7) days advance notice to Licensee, if Licensor permanently closes the Store (subject to the provision regarding Licensee's time period for removal of the ATM as set forth in Section 4.6); or

                 (b) by notice to Licensee within thirty (30) days after damage to the Store of such extent that Licensor has decided to close the Store permanently rather than to restore it.

         5.3 BY LICENSEE. Licensee may terminate this License for the specific ATM Site:

                 (a) by notice to Licensor within 180 days after Licensee receives notice that Licensor has sold or transferred the Store to a third party, except a sale involving an assignment of this Agreement in accordance with Section 6.1; or

                 (b) by at least 30 days' advance notice to Licensor following a casualty or condemnation affecting the Store to such an extent that a significant reduction in use of the ATM for more than 120 days may reasonably be expected.

         5.4 EFFECT OF TERMINATION. The indemnity obligations set forth in Articles 2, 5 and 7 shall survive the termination, and any liability or obligation which arose before the termination shall (to the extent not fully performed) survive the termination.

         5.5 ADDITIONAL REMEDIES. A party's right to terminate this Agreement or a License upon an Event of Default shall be in addition to all other rights and remedies that the party may have in law or in equity. A party may elect to pursue its other remedies without terminating a License or this Agreement.

                      ARTICLE 6  -  CASUALTY AND INSURANCE

         6.1 CASUALTY DAMAGE. Neither Licensor nor Licensee shall be obligated to insure the ATM Site for property loss or damage or any property of Licensor or Licensee at the ATM Site.

         6.2     WAIVER OF RECOVERY.

                 (a) Anything in this Agreement to the contrary notwithstanding, except as provided in Section 6.2(b) below, Licensor and Licensee severally waive any claim in its favor against the other or any member of the other's "Group," as defined below (REGARDLESS OF CAUSE INCLUDING NEGLIGENCE OF THE OTHER OR ITS AGENTS OR EMPLOYEES, AND STRICT LIABILITY OF ANY
KIND) for loss or damage to any of its or any member of its Group's property located in or constituting a part of the Store or the ATM Site, by reason of fire or the elements, or any other cause, whether or not insurable, regardless of the amount of the proceeds, if any, payable under such insurance. EXCEPT AS PROVIDED IN SECTION 6.2(b) BELOW, EACH PARTY EXPRESSLY RELEASES THE OTHER PARTY AND THE MEMBERS OF THE OTHER PARTY'S GROUP FROM ANY CLAIM OF LOSS OR DAMAGE TO ITS OR ITS GROUP'S PROPERTY ARISING OUT OF THE OTHER PARTY'S OR A MEMBER OF THAT PARTY'S GROUP'S NEGLIGENCE.

                 (B) Section 6.2(a) does not release a party's unaffiliated independent contractors or subcontractors from claims based on negligence or strict liability.

         6.3     INDEMNIFICATION AND HOLD HARMLESS

         (a) The following are defined terms used in this Article. These terms are used for the convenience of the parties in allocating certain risks and do not mean that the parties have admitted or determined the legal status of persons on Store premises under applicable law.

* * * *

         "Licensee Group" will be comprised of the directors, officers, employees, servants, agents, contractors, subcontractors, independent contractors and representatives of Licensee and its affiliated companies. A member of the Licensor Group shall not be deemed to be a member of the Licensee Group as a result of this Agreement or any related contract.

* * * *

         "Licensor Group" will be comprised of the directors, officers, employees, servants, agents, contractors, subcontractors, independent contractors and representatives of Licensor and its affiliated companies. A member of the Licensee Group shall not be deemed to be a member of the Licensor Group as a result of this Agreement or any related contract.

         "Licensee Indemnified Claims" means all claims, demands, causes of action, losses, and damages of every kind and character, without limitation, including all judgments flowing from, settlements of, and expenses of litigation, and attorney's fees arising from or on account of (i) * * * * and/or (ii) * * * *.

* * * *

         "Licensor Indemnified Claims" means all claims, demands, causes of action, losses, and damages of every kind and character, without limitation, including all judgments flowing from, settlements of, and expenses of litigation, and attorney's fees arising from or on account of * * * *, EXCEPT FOR AND EXCLUDING * * * *.

         "Group" refers to the Licensee Group or the Licensor Group, as the context indicates.

         "* * * * Claims" means all claims, demands, causes of action, losses, and damages of every kind and character, without limitation, including all judgments flowing from, settlements of, and expenses of litigation, and attorney's fees arising from or on account of * * * *, EXCEPT FOR AND EXCLUDING
* * * *.

         (b) Licensee agrees to and shall defend, indemnify and hold each member of the Licensor Group harmless from and against all Licensee Indemnified Claims * * * *. THIS INDEMNITY IS EXPRESSLY INTENDED TO RELEASE AND INDEMNIFY LICENSOR AND THE OTHER MEMBERS OF THE LICENSOR GROUP FROM AND AGAINST ANY LICENSEE INDEMNIFIED CLAIMS * * * * ARISING OR ALLEGED TO ARISE IN WHOLE OR IN PART FROM * * * *. If however, a court determines in a final nonappealable judgment that * * * *, Licensee does not release and assumes no such liability to Licensor or any member of the Licensor Group.

         (c) Licensor agrees to and shall defend, indemnify and hold each member of the Licensee Group harmless from and against all Licensor Indemnified Claims * * * *. THIS INDEMNITY IS EXPRESSLY INTENDED TO RELEASE AND INDEMNIFY LICENSEE AND THE OTHER MEMBERS OF THE LICENSEE GROUP FROM AND AGAINST ANY LICENSOR INDEMNIFIED CLAIMS * * * *. If, however, a court determines in a final nonappealable judgment that * * * *, Licensor does not release and assumes no such liability to Licensee or any member of the Licensee Group.

         (d) Each party shall notify the other promptly of any claim for indemnity under this Article. The indemnifying party shall have the right to control any lawsuit or other proceeding and the right to settle any indemnified claim. Any such claim will not be settled without the consent of the indemnified party, whose consent shall not be unreasonably withheld. The indemnified party shall have the right to participate in the defense of any such claim with legal counsel of its own choice at its own expense.

         (e) In the event that a party fails or refuses to undertake the defense of a claim for which that party has an indemnity obligation under this Article, the other party may elect to defend any lawsuit or other proceeding resulting from the claim and may settle any such claim, without waiving its right to be indemnified under this Article.

         6.4 LIABILITY INSURANCE. Each party is responsible for its own insurance of its own choosing and may be self-insured.

                           ARTICLE 7 - MISCELLANEOUS

         7.1 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of Licensor and Licensee and their respective heirs, personal representatives, successors and assigns. However, except as provided in this
Section 7.1, (i) neither party may assign its rights and duties under this Agreement or any License without the prior written consent of the other party and (ii) no assignment (whether or not consented to) shall release the assignor from any obligation or liability under this Agreement or any License unless otherwise specifically agreed. Notwithstanding the foregoing, either party shall assign its rights and obligations under this Agreement to a successor to all or substantially all of its business in Texas, whether the successor has acquired this business by sale, merger, consolidation, or otherwise.

         7.2     NOTICES.   Whenever this Agreement requires or permits any
consent, approval, notice, request or demand from one party to the other (collectively, "Notice"), unless otherwise specified such Notice must be in writing to be effective and shall be effective on the date of actual receipt of such Notice by the addressee or when the attempted initial delivery is refused or when it cannot be made because of a change of address of which the sending party has not been notified. Each party's address for delivery of any Notice shall be as set forth below its signature on this Agreement, or such other address within the continental United States as that party may designate by Notice to the other. Notices given by facsimile transmission or other means of electronic communication shall be effective upon receipt, provided that a confirmation copy is promptly mailed by certified mail, returned receipt requested, or hand delivered.

         7.3 REASONABLE ACTIONS. Each party shall act reasonably and promptly in connection with giving or withholding any consent, approval or similar action under this Agreement.

         7.4 COMMISSIONS. Except for obligations of a party under a commission agreement, Licensor and Licensee hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this License due to any action of the indemnifying party.

         7.5 NEGATION OF LIEN FOR RENT. Licensor hereby waives all liens and security interests for rent arising by statute or otherwise by operation of law (except for any judgment lien that may hereafter arise in favor of Licensor) against property of Licensee now or hereafter placed in the ATM Site or the Store.

         7.6 REMOVAL OF EXISTING ATMS. Licensor will to the extent of Licensor's rights permit Licensee to control the removal of the Previous Provider's Machines from Licensor's Stores. * * * *

         7.7     APPLICABLE LAW.   This Agreement shall be governed by Texas
law and applicable United States federal law.

         7.8 CONFIDENTIALITY. (a) Licensor and Licensee agree to hold confidential this Agreement, subject to paragraph (c) below. Neither party shall issue a publicity or press release regarding its contractual relations with the other party concerning this Agreement and will refrain from making any reference to this Agreement or to the other party in the solicitation of business, or in conducting business, without obtaining the other party's prior written consent to such action.

         (b) In the performance of this Agreement, each party may be exposed to proprietary or confidential information or trade secrets of the other party identified as such by the other party. No party may disclose or use any such confidential information or trade secrets without, in each instance, obtaining the express prior written consent of the owner thereof except as provided in paragraph (c) below. Confidential information will include the financial reports and records related to transactions through the ATMs.

         (c) Notwithstanding paragraphs (a) and (b) above, a party shall not be prohibited from disclosing this Agreement or any such confidential information (i) to its employees, auditors or attorneys, financial consultants, or other consultants who need to know it and who are directed by the party to comply with this confidentiality agreement, (ii) to the extent that disclosure is required by regulatory requirement or judicial or administrative process or other requirement of law, (iii) in connection with any action or proceeding to enforce or interpret this Agreement or any provision hereof, (iv) to the extent that the information is in the public domain through no fault of the party's, or (v) to the extent otherwise permitted by this Agreement.

         7.9 ENTIRE AGREEMENT; EXHIBITS. This Agreement is the entire agreement of the parties regarding its subject matter, and may not be changed or amended except by an instrument in writing signed by Licensor and Licensee. The following exhibits are attached hereto and incorporated into this Agreement by this reference:

EXHIBIT "A" - The First Supplement

EXHIBIT "B" - Market Areas

EXHIBIT "C" - Initial List of Community Market Stores

EXHIBIT "D" - Marketing/Advertising

EXHIBIT "E" - Licensee Signage

         The parties are signing this Agreement as of August 31, 1995, to be effective on the Effective Date as provided in Section 1.4.

LICENSOR:                                                   LICENSEE:

NATIONAL CONVENIENCE STORES                        NATIONSBANK OF TEXAS, N.A.
INCORPORATED


By:  /s/ ARNOLD VAN ZANTEN                         By:  /s/ ROB JOHNSTON
     ---------------------------------             -------------------------
Name:  Arnold Van Zanten                           Name:  Rob Johnston

Title:  Senior Vice President of Administration    Title:   VP of Banking
                                                     Center Development

Licensor's Address for Notices:                    Licensee's Address for
                                                     Notices:

National Convenience Stores Incorporated           NationsBank of Texas, N.A.
P.O. Box 758                                       Banking Center Development
100 Waugh Drive                                    901 Main Street, Eleventh
Houston, Texas 77007-5827                            Floor
                                                   Dallas, Texas 75202
Attention: Mr. Arnold Van Zanten, Senior           Attention: Rob Johnston, Vice
               Vice President of                     President
               Administration                      Facsimile Number:
                                                      (214) 508-0337
With Copy to: Mr. A.  J.  Gallerano
              Senior Vice President Legal

Facsimile Number:  (713) 880-0579

                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
 1     1182    4095 BROOKHAVEN CLUB                      ADDISON       TX  75001          2142418786
 2     3714    12350 HWY 6 @ HWY 646                     ALTA LOMA     TX  77510          4099251679 A504-4587
 3     2850    2000 EAST HWY 6                           ALVIN         TX  77511          7133311124
 4     3538    1702 S GORDON @ SOUTH ST                  ALVIN         TX  77511          7135852115 A504-4580
 5     3572    114 N GORDON @ HWY 8                      ALVIN         TX  77511          7135855079
 6     3665    SEALY @ SECOND ST                         ALVIN         TX  77511          7135853220
 7     2848    808 S. VELASCO                            ANGLETON      TX  77515          4098491620
 8     2851    728 W. MULBERRY ON HWY 3                  ANGLETON      TX  77515          4098491443
 9     3535    1201 E CEDAR @ HWY 35                     ANGLETON      TX  77515          4098493302
10     3569    528 S ANDERSON @ KIBER                    ANGLETON      TX  77515          4098496028 A504-4589
11     3584    3402 E MULBERRY @ HOSPITAL                ANGLETON      TX  77515          4098496885 A504-4590
12     3653    100 N VELASCO @ E WILKINS                 ANGLETON      TX  77515          4098492981 A504-4591
13     3655    DOWNING @ HENDERSON                       ANGLETON      TX  77515          4098494023 A504-4592
14        3    2517225 BROWN BLVD.                       ARLINGTON     TX  76011          8176498299 A106-4916
15      304    615 W. ABRAM                              ARLINGTON     TX  76010          8172755305 A108-4927
16      435    3200 E PARK ROW                           ARLINGTON     TX  76011          8176491471
17      480    2525 E PARK ROW                           ARLINGTON     TX  76010          8172745198
18      498    2395 N. COLLINS                           ARLINGTON     TX  76011          8172775024 A106-4918
19      749    2215 N COLLINS                            ARLINGTON     TX  76011          8172756211
20     1008    2501 E ARKANSAS LN                        ARLINGTON     TX  76011          8172778710
21     1210    2425 NE GREEN OAKS BLVD                   ARLINGTON     TX  76006          8176495331
22     1732    4359 GREEN ACRES CIRCLE                   ARLINGTON     TX  76017          8174787821
23     1885    1800 BAIRD FARM                           ARLINGTON     TX  76011          8178614019
24     2120    3360 MATLOCK RD                           ARLINGTON     TX  76014          8174651436
25     2378    2501 S E GREENOAKS                        ARLINGTON     TX  76006          8174653480
26     2911    1300 S. COOPER STREET                     ARLINGTON     TX  76013          8178602382
27      373    539 WEST OLTORF                           AUSTIN        TX  78704          5124438399
28      377    620 WEST 29TH ST                          AUSTIN        TX  78705          5124777965 A201-4935
29      378    3310 NORTHLAND                            AUSTIN        TX  78731          5124536127
30      379    704 E ST JOHNS ST                         AUSTIN        TX  78752          5124533134 A201-4933
31      380    160 E RIVERSIDE                           AUSTIN        TX  78704          5124414192 A201-4934
32      390    933-A E. RUNDBERG LN                      AUSTIN        TX  78753          5128350873 A201-4936
33      417    628 E OLTORF                              AUSTIN        TX  78704          5124430734
34      440    500 EAST 51ST ST                          AUSTIN        TX  78751          5124533890
35      518    3419 RIDDLE                               AUSTIN        TX  78745          5122802533
36      524    7845 SHOAL CREEK                          AUSTIN        TX  78757          5124530928
37      526    2213 JUSTIN LANE                          AUSTIN        TX  78757          5124535797


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
38      646    2321 W NORTH LOOP                         AUSTIN        TX  78751          5124532901
39      647    1516 TINNIN FORD                          AUSTIN        TX  78741          5124438396
40      767    1742 COLONY CREEK                         AUSTIN        TX  78758          5128369761
41      780    9433 PARKFIELD                            AUSTIN        TX  78758          5128363357 A201-4932
42      915    102 W POWELL LN                           AUSTIN        TX  78753          5128364900
43      918    8143 MESA                                 AUSTIN        TX  78759          5123458463
44      961    3842 AIRPORT BLVD                         AUSTIN        TX  78722          5124724397
45     1028    4602 E. STASSNEY                          AUSTIN        TX  78744          5124454666
46     1143    1706 E WILLIAM CANNON                     AUSTIN        TX  78745          5124440405
47     1188    4429 DUVAL                                AUSTIN        TX  78751          5124515376
48     1190    2107 BOCA RATON                           AUSTIN        TX  78747          5122823255
49     1191    1500 SPYGLASS                             AUSTIN        TX  78746          5123275145 A201-4937
50     1194    3708 SOUTHRIDGE                           AUSTIN        TX  78704          5124426617
51     2102    1779 WELLS BRANCH PKYW SUITE A            AUSTIN        TX  78728          5129902815
52     2103    11139 NORTH 135, SUITE 130                AUSTIN        TX  78753          5128325731
53     2110    12915 POND SPRINGS ROAD                   AUSTIN        TX  78729          5123357277
54     2420    1405 WEST WILLIAM CANNON                  AUSTIN        TX  78745          5124477799
55     1389    4301 FREDERICKSBURG RD                    BALCONES HEIG TX  78201          2107363426
56     2801    4206 7TH STREET                           BAY CITY      TX  77414          4092452885
57     3573    1417 @ 7 TH STREET                        BAY CITY      TX  77415          4092450030 A504-4602
58      807    3202 HWY 146                              BAYCLIFF      TX  77518  660-H   7133392481
59     2830    4515 HWY 146                              BAYCLIFF      TX  77518          7133393329
60       10    2219 HWY 201                              BAYTOWN       TX  77520  540-H   7134279691
61       32    3520 NORTH MAIN                           BAYTOWN       TX  77520  501-Q   7134203355
62      436    1516 ALEXANDER                            BAYTOWN       TX  77520  501-Z   7134203392
63     1173    3000 BAKER RD                             BAYTOWN       TX  77520  501-J   7134243645
64     1222    3312 DECKER DR                            BAYTOWN       TX  77520  500-F   7134271255
65     1256    220 WEST MAIN                             BAYTOWN       TX  77520  541-B   7134270048
66     3587    1701 N MAIN                               BAYTOWN       TX  77520  501-U   7134228542
67     3627    4221 BAKER                                BAYTOWN       TX  77520  500-L   7134244681
68     3743    3525 GARTH                                BAYTOWN       TX  77520  501-P   7134226779 A504-4809
69      754    1501 E PIPELINE                           BEDFORD       TX  76021          8172837491
70     2855    4439 BISSONNET                            BELLAIRE      TX  77401          7136681340
71     3554    7821 COOK RD @ CORONA                     BELLAIRE      TX  77072  529-J   7134988068 A503-4416
72     1250    1234 SHELDON RD                           CHANNELVIEW   TX  77530  458-X   7134526167
73     1615    14710 STERLING GREEN                      CHANNELVIEW   TX  77530  457-Y   7134524758
74      772    16602 EL CAMINO REAL                      CLEAR LAKE    TX  77062  618-P   7134801463 A503-3045
75     1243    610 CORLEY CTR                            CLEVELAND     TX  77327          7135927123
76     1258    905 N WASHINGTON                          CLEVELAND     TX  77327          7135925540

                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
77     2394    445 SOUTHLINE                             CLEVELAND     TX  77327          7135922609
78     3583    101 S HWY 288 @ STATTON RIDGE RD          CLUTE         TX  77531          4092653957 A504-4595
79     3685    101 E MAIN                                CLUTE         TX  77531          4092651102 A504-4596
80     1145    10851 HWY 105 WEST                        CONROE        TX  77356          4094471131 A501-3046
81     1382    145 ROBINSON RD                           CONROE        TX  77373  252-J   7133633279
82     1903    100 SCARBOROUGH                           CONROE        TX  77304          4094411143 A501-3070
83     3596    1700 N FRAZIER @ WILSON                   CONROE        TX  77304          4094411142 A501-4483
84     2329    8005 FM 78                                CONVERSE      TX  78109          2106610175
85     3232    8026 KITTYHAWK DR @ TOPPERWEIN RD         CONVERSE      TX  78109          2106592823 A202-4713
86      464    1000 E SANDY LAKE RD                      COPPELL       TX  75019          2143930379
87     1242    16103 FM 2100                             CROSBY        TX  77532  379-Y   7133281011
88     1698    12028 FM 2100 @ FOLEY                     CROSBY        TX  77532  379-P   7133283464
89        4    5518 ALPHA RD                             DALLAS        TX  75240          2142391100 A101-4931
90       27    11424 AUDELIA                             DALLAS        TX  75243          2143485763
91      141    8188 SPRING VALLEY                        DALLAS        TX  75240          2142342531
92      174    7950 WEST CAMP WISDOM                     DALLAS        TX  75233          2142969604
93      274    4040 CEDAR SPRINGS                        DALLAS        TX  75219          2145265191
94      299    18611 MARSH LN                            DALLAS        TX  75234          2143060112
95      312    3301 FORT WORTH AVE                       DALLAS        TX  75208          2143372032
96      655    2923 NORTHWEST HWY                        DALLAS        TX  75220          2149020673 A101-4929
97      794    3810 CONGRESS                             DALLAS        TX  75219          2145212562
98     1012    5907 BELTLINE ROAD                        DALLAS        TX  75240          2142393799
99     1060    9761 WALNUT                               DALLAS        TX  75243          2142316462
100    1141    14444 NORTH DALLAS PKWY                   DALLAS        TX  75240          2143868590
101    1299    10061 WHITEHURST                          DALLAS        TX  75243          2143419807
102    1449    10102 LAKE JUNE RD                        DALLAS        TX  75217          2142867635
103    1462    4421 MAPLE AVE                            DALLAS        TX  75219          2145285578
104    1465    3434 WEBBS CHAPEL EXTENSION               DALLAS        TX  75220          2143522685
105    1527    2523 S.HAMPTON RD                         DALLAS        TX  75223          2143333952
106    1682    19019 MIDWAY RD                           DALLAS        TX  75252          2143067384
107    1855    820 N FITZHUGH                            DALLAS        TX  75214          2148278721
108    1869    1406 GREENVILLE                           DALLAS        TX  75206          2148218120
109    1893    9595 SYCENE                               DALLAS        TX  75227          2143884978
110    2068    8380 MEADOW RD                            DALLAS        TX  75231          2143734503 A102-4924
111    2117    19019 PRESTON                             DALLAS        TX  75252          2142506661
112    2904    4402 W. JEFFERSON                         DALLAS        TX  75211          2143390338
113    2907    2449 S. BELT LINE ROAD                    DALLAS        TX  75253          2142862196
114    2917    7887 MCCALLUM                             DALLAS        TX  75252          2147330675
115    2918    4712 HAVERWOOD LANE                       DALLAS        TX  75252          2142502301


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
116    3518    812 CENTER @ 7TH                          DEER PARK     TX  77536  538-F   7134795011 A504-4528
117    3600    101 SAN AUGUSTINE                         DEER PARK     TX  77536  538-P   7134797679 A504-4529
118    2081    1501 N.HAMPTON                            DESOTO        TX  75115          2142962386
119    2411    5614 EAST R. L. THORNTON                  DESOTO        TX  75223          2148267243
120     567    1052 SOUTH CLARK                          DUNCANVILLE   TX  75137          2142962629
121    2902    454 E HIGHWAY 67                          DUNCANVILLE   TX  75137          2142980618
122     239    1091 FULLER WISER                         EULESS        TX  76039          8173549143
123    1894    2501 N MAIN                               EULESS        TX  76039          8173549036
124    1088    14714 WEBBS CHAPEL                        FARMERS BRANC TX  75006          2142415568
125    3758    15902 SO POST OAK                         FORT BEND     TX  77053  571-U   7134378594 A503-4818
126    2847    331 S. AVE A                              FREEPORT      TX  77541          4092337413
127    3539    903 SECOND ST @ CEDAR                     FREEPORT      TX  77541          4092333931
128    3684    1922 FOURTH ST @ HWY 288                  FREEPORT      TX  77451          4092331254 A504-4599
129     361    522 FM 518                                FRIENDSWOOD   TX  77546  616-Y   7134822421
130    1713    700 W PARKWOOD                            FRIENDSWOOD   TX  77546  656-X   7139968380 A503-3101
131    3576    3860 FRIENDSWOOD LINK RD                  FRIENDSWOOD   TX  77546  657-A   7134821749 A504-4558
132    3652    2505 W BAY AREA BLVE                      FRIENDSWOOD   TX  77546  657-C   7133382650 A504-4556
133    3732    SWC FM 528 @ SUN MEADOW                   FRIENDSWOOD   TX  77456  656-T   7135855064
134       5    6621 N BEACH                              FT WORTH      TX  76111          8172328242
135     285    3850 ALTAMESA BLVD                        FT WORTH      TX  76133          8173463179
136     384    9836 WHITE SETTLEMENT RD                  FT WORTH      TX  76108          8172460972
137     434    4150 BRYANT IRVIN RD                      FT WORTH      TX  76109          8177378948 A107-4917
138     733    8601 BOAT CLUB RD                         FT WORTH      TX  76179          8172368401
139     850    6144 S. HULEN                             FT WORTH      TX  76132          8173468722 A107-4928
140    1308    6700 CROWLEY RD                           FT WORTH      TX  76134          8172933719
141    1756    9101 MEADOWBROOK DR                       FT WORTH      TX  76112          8178606934 A108-4925
142    2098    13900 TRINITY BLVD #1616                  FT WORTH      TX  76039          8172839158
143    2325    4450 FLEETWOOD                            FT WORTH      TX  76155          8176859529
144    2900    2500 NE 28TH STREET                       FT WORTH      TX  76106          8176243010
145    2909    5221 CAMP BOWIE BLVD.                     FT WORTH      TX  76107          8177379874
146    2905    3950 E. LANCASTER                         FT. WORTH     TX  76103          8175350634
147    1224    1901 CLINTON DR                           GALENA PARK   TX  77547  496-W   7136746385
148     105    628 BROADWAY                              GALVESTON     TX  77550          4097636196 A504-3099
149     349    710 4TH ST                                GALVESTON     TX  77550          4097630952
150    2826    5626 SEAWALL BLVD.                        GALVESTON     TX  77550          4097445332
151    2831    6902 SEAWALL BLVD.                        GALVESTON     TX  77551          4097445032 A504-3119
152    3540    2525 BROADWAY                             GALVESTON     TX  77550          4097628451 A504-4575
153    3542    5027 BOARDWAY                             GALVESTON     TX  77550          4097628627 A504-4569
154    3543    7627 STEWART RD                           GALVESTON     TX  77554          4097448178


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
155    3579    2427 53RD ST @ AVE S                      GALVESTON     TX  77550          4097402560
156    3689    3902 BROADWAY                             GALVESTON     TX  77550          4097630343
157    3700    16710 SAN LUIS PASS @ B SMITH             GALVESTON     TX  77550          4097374223 A504-8448
158    3720    1927 81ST STREET @ HEARD LN               GALVESTON     TX  77550          4097403723 A504-4570
159    3750    3228 SEAWALL BLVD                         GALVESTON     TX  77550          4097628160 A504-4813
160     954    2430 W WALNUT                             GARLAND       TX  75042          2142722305
161    1049    825 WEST WALNUT                           GARLAND       TX  75041          2142718959
162    1441    1502 E I-30                               GARLAND       TX  75042          2142266021
163    2051    1426 BELTLINE                             GARLAND       TX  75042          2144140068
164    2914    1931 N. JUPITER ROAD                      GARLAND       TX  75042          2142723208
165     308    2475 W. TARRANT                           GRAND PRAIRIE TX  75050          2146412863 A101-4926
166     445    1610 NW 19TH ST                           GRAND PRAIRIE TX  75050          2146416361
167    1063    1622 STATE HWY 360                        GRAND PRAIRIE TX  75051          2146411091 A103-4923
168    1185    1729 POLO RD                              GRAND PRAIRIE TX  75052          2146414166 A103-4921
169    1409    4002 GREAT S.W. PKWY                      GRAND PRAIRIE TX  75052          2146601450 A103-4920
170    1656    2901 ARKANSAS                             GRAND PRAIRIE TX  75051          2146603507
171    2079    2495 W HWY 303                            GRAND PRAIRIE TX  75051          2146416236
172    2000    4060 WESTERN CENTER BLVD                  HALTOM CITY   TX  76127          8175819810
173    2112    4901 DENTON HWY                           HALTOM CITY   TX  76127          8175811659
174    1429    13006 HWY 16 N                            HELOTES       TX  78023          2106959629
175    3586    1105 13TH @ WASHINGTON                    HEMPSTEAD     TX  77445          4098266339
176    3675    946 AUSTIN ST @ HWY 290                   HEMPSTEAD     TX  77445          4098266046
177     529    8916 HWY 6                                HITCHCOCK     TX  77563          4099866030 A504-3041
178    3530    3120 HWY 6                                HITCHCOCK     TX  77563          4099356379 A504-4568
179      11    6275 W AIRPORT                            HOUSTON       TX  77071  570-H   7137284529
180      28    414 GREENS RD                             HOUSTON       TX  77067  372-Q   7138726840 A501-4905
181      76    1102 S MASON RD                           HOUSTON       TX  77019  485-H   7133924990
182      89    15961 WESTHEIMER                          HOUSTON       TX  77098  487-Y   7135317486
183     117    8614 MEMORIAL                             HOUSTON       TX  77024  491-H   7136826130 A501-4962
184     158    1036 GESSNER                              HOUSTON       TX  77055  490-A   7134687591
185     210    8650 CE KING PKWY                         HOUSTON       TX  77044  456-C   7134581726 A502-4880
186     231    2203 N GESSNER                            HOUSTON       TX  77055  450-N   7139842475 A501-4898
187     238    5206 BUFFALO SPDWY                        HOUSTON       TX  77005  492-X   7136690740
188     244    3760 RICHMOND                             HOUSTON       TX  77027  492-W   7136268509 A503-4975
189     246    7028 LAWNDALE                             HOUSTON       TX  77023  534-D   7139266404
190     247    9065 GAYLORD @ CORBINDALE                 HOUSTON       TX  77024  490-C   7134651292
191     254    919 WIRT                                  HOUSTON       TX  77024  491-B   7136824548
192     260    869 DAIRY-ASHFORD                         HOUSTON       TX  77079  488-D   7134963010
193     263    3501 W DALLAS                             HOUSTON       TX  77019  492-R   7125283953


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
194     330    2607 S. RICHEY                            HOUSTON       TX  77058  536-T   7139413459 A504-3103
195     421    1503 WEST GREENS RD                       HOUSTON       TX  77067  372-N   7138755422 A501-4902
196     441    9342 WESTVIEW                             HOUSTON       TX  77055  450-Y   7134680626
197     448    1051 SILBER @ I-10                        HOUSTON       TX  77055  491-C   7136824765
198     453    5511 RICHMOND                             HOUSTON       TX  77057  491-X   7137817815 A503-8441
199     463    1903 S SHEPHERD                           HOUSTON       TX  77019  492-Q   7135287334 A503-4887
200     468    9986 BISSONNET                            HOUSTON       TX  77036  529-V   7137747009 A503-4888
201     490    8301 KNIGHT RD                            HOUSTON       TX  77054  532-R   7137979521 A503 3068
202     494    7702 BELLAIRE                             HOUSTON       TX  77036  530-G   7137716070 A503-4892
203     510    11701 FUQUA                               HOUSTON       TX  77034  576-U   7134819621
204     527    2904 FOUNTAINVIEW                         HOUSTON       TX  77057  491-T   7137844590 A503 3066
205     545    17930 W LITTLE YORK                       HOUSTON       TX  77084  407-T   7138594090 A501-3044
206     576    740 WILCREST                              HOUSTON       TX  77042  489-K   7137812490
207     581    7604 CLAREWOOD                            HOUSTON       TX  77036  530-G   7137721613
208     586    999 LOCKWOOD                              HOUSTON       TX  77020  494-L   7136710656
209     601    5902 GULFTON                              HOUSTON       TX  77081  531-B   7136658424 A503-3031
210     752    2902 MANGUM                               HOUSTON       TX  77092  451-R   7136865220
211     753    15030 BELLAIRE BLVD                       HOUSTON       TX  77083  527-H   7139337370
212     874    926 WESTHEIMER                            HOUSTON       TX  77006  493-S   7135280902 A503-4915
213     890    9401 HARWIN                               HOUSTON       TX  77036  530-B   7137834319
214     900    6601 S GESSNER                            HOUSTON       TX  77036  530-E   7137722499 A503-4897
215     913    16200 HICKORY KNOLL                       HOUSTON       TX  77059  618-C   7134887959
216     936    9830 MEADOWGLEN                           HOUSTON       TX  77042  490-W   7137835184 A503-4889
217     975    14409 W MONTGOMERY @ FALLBROOK            HOUSTON       TX  77086  371-W   7134441579 A502-3106
218    1004    8800 BROADWAY                             HOUSTON       TX  77061  535-X   7136454864 A504-4911
219    1010    3770 S GESSNER                            HOUSTON       TX  77063  530-A   7137836045 A503-4894
220    1051    2000 W 18TH @ SEASPRAY                    HOUSTON       TX  77008  452-T   7138628331 A501-4890
221    1059    11730 WESTHEIMER                          HOUSTON       TX  77077  489-T   7134976620 A503-4910
222    1071    16305 STUEBNER AIRLINE                    HOUSTON       TX  77069  330-Q   7133765804
223    1083    4202 SAN FELIPE @ BRIAR HOLLOW            HOUSTON       TX  77027  491-R   7139638611 A503-4881
224    1115    10330 CHAMPION FOREST DR                  HOUSTON       TX  77086  371-W   7138204645
225    1119    9202 NATHANIEL                            HOUSTON       TX  77075  576-J   7139417091
226    1125    13703 CEDAR POINT @ GRANT RD              HOUSTON       TX  77070  369-A   7133762677
227    1132    7350 JACKRABBIT RD @ FELDSTONE            HOUSTON       TX  77095  408-Q   7134631046
228    1138    11499 BEAMER                              HOUSTON       TX  77089  576-X   7134841185
229    1166    10555 WILCREST                            HOUSTON       TX  77099  529-Y   7134983974
230    1181    1203 BAY AREA BLVD                        HOUSTON       TX  77058  618-Q   7134888950
231    1199    703 NORMANDY                              HOUSTON       TX  77015  496-D   7134538052 A502-4912
232    1221    1701 MCCARTY DR                           HOUSTON       TX  77013  495-K   7136746379

                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
233    1226    4974 HWY 6 NORTH                          HOUSTON       TX  77084  448-A   7138550716 A501-4913
234    1239    11606 ALDINE WESTFIELD                    HOUSTON       TX  77039  413-R   7134427261
235    1249    1708 N WAYSIDE                            HOUSTON       TX  77029  495-E   7136761711
236    1251    315 LOCKWOOD                              HOUSTON       TX  77011  494-T   7139263333
237    1253    7444 CANAL                                HOUSTON       TX  77011  495-W   7139212739
238    1265    7000 WOODRIDGE                            HOUSTON       TX  77089  535-J   7136412985
239    1291    2901 WALNUT BEND                          HOUSTON       TX  77042  489-Y   7137842237 A503-4884
240    1295    7800 ALMEDA                               HOUSTON       TX  77054  533-N   7137999051 A503-4900
241    1303    14200 WALLISVILLE ROAD                    HOUSTON       TX  77049  457-S   7134588078
242    1380    706 GREENS RD                             HOUSTON       TX  77060  373-N   7134470141 A502-4903
243    1388    6802 BISSONNET                            HOUSTON       TX  77081  530-R   7139951187
244    1428    1177 GREENS RD                            HOUSTON       TX  77032  373-P   7138763836 A502-4896
245    1432    4310 GESSNER                              HOUSTON       TX  77041  450-E   7138958542 A501-4909
246    1437    15204 WEST RD @ HWY 6 NORTH               HOUSTON       TX  77095  408-F   7138594066 A502 3072
247    1439    WALTERS RD @ CORNERSTONE VILLAGE          HOUSTON       TX  77068  331-X   7135838184 A501 3069
248    1443    14121 ELLA BLVD                           HOUSTON       TX  77038  372-F   7138728199 A501-4895
249    1446    15311 ELLA                                HOUSTON       TX  77038  332-X   7138727760 A501-4974
250    1448    10502 JONES RD @ FALLBROOK                HOUSTON       TX  77065  369-X   7138900558
251    1450    3850 SYNOTT                               HOUSTON       TX  77082  528-C   7134932534 A503-4906
252    1608    10150 WESTVIEW                            HOUSTON       TX  77043  450-W   7139848379
253    1616    2301 YORKTOWN                             HOUSTON       TX  77056  491-U   7136232239 A503-4908
254    1621    11595 FM 1960                             HOUSTON       TX  77065  369-W   7138903144 A501 3071
255    1628    9299 RICHMOND                             HOUSTON       TX  77063  490-X   7139774620 A503-4914
256    1655    8303 WILCREST                             HOUSTON       TX  77072  529-Q   7135610356 A503-4893
257    1657    5105 GULFTON                              HOUSTON       TX  77081  531-C   7136645364 A503-4882
258    1658    8040 SOUTH LOOP EAST                      HOUSTON       TX  77017  535-K   7136450812 A502-3104
259    1665    12702 WHITTINGTON DR                      HOUSTON       TX  77077  488-R   7134977532 A503-4886
260    1677    10900 MYKAWA                              HOUSTON       TX  77075  574-R   7139914566
261    1680    22030 FM 149                              HOUSTON       TX  77070  329-T   7133702951
262    1685    7230 LONGPOINT                            HOUSTON       TX  77055  451-T   7136839540
263    1686    I-45 @ DUMBLE                             HOUSTON       TX  77023  494-X   7139232259 A503 3073
264    1695    1816 SHEPHERD                             HOUSTON       TX  77008  492-H   7138638206 A503-3047
265    1704    9096 JONES RD                             HOUSTON       TX  77070  409-F   7139558660 A502-3048
266    1715    11200 WILCREST                            HOUSTON       TX  77099  529-Y   7134980073 A503-4885
267    1777    9710 BEECHNUT                             HOUSTON       TX  77036  529-M   7137781142 A503-4883
268    2334    7802 WESTHEIMER                           HOUSTON       TX  77063  490-V   7137858933 A501-4963
269    2803    930 EDGEBROOK                             HOUSTON       TX  77034          7139414476
270    2807    3519 S. SHEPHARD                          HOUSTON       TX  77098          7135291640
271    2808    8111 W. TIDWELL                           HOUSTON       TX  77040          7136902846


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
272    2810    5802 MEMORIAL DRIVE                       HOUSTON       TX  77007          7138612421 A503-8443
273    2811    16250 FM 529                              HOUSTON       TX  77095          7138552139
274    2812    1893 BARKER CYPRESS                       HOUSTON       TX  77084          7135788610
275    2813    3117 MAIN STREET                          HOUSTON       TX  77002          7135249504
276    2816    2132 BISSONNET                            HOUSTON       TX  77005          7135299127
277    2818    634 ALLEN GENOA ROAD                      HOUSTON       TX  77017          7136448346
278    2820    1446 SHERWOOD FOREST                      HOUSTON       TX  77043          7139736076
279    2821    10218 WESTHEIMER                          HOUSTON       TX  77042          7132660831
280    2823    2776 WEST TC JESTER                       HOUSTON       TX  77018          7136866386
281    2824    3161 OLD SPANISH TRAIL                    HOUSTON       TX  77054          7137418853
282    2834    11650 HEMPSTEAD HWY                       HOUSTON       TX  77092          7136810188
283    2836    8235 WINDFERN                             HOUSTON       TX  77040          7139371473
284    2837    8602 RICHMOND                             HOUSTON       TX  77063          7132660257
285    2840    7402 FAIRBANKS N HOUSTON                  HOUSTON       TX  77040          7139376713
286    2841    6450 W 43RD                               HOUSTON       TX  77092          7136810189
287    2842    2323 WASHINGTON                           HOUSTON       TX  77007          7138622237
288    2844    1514 WHITE OAK DRIVE                      HOUSTON       TX  77009          7138615928
289    2846    4763 CALHOUN                              HOUSTON       TX  77004          7137413546
290    2853    2404 BAY AREA BLVD.                       HOUSTON       TX  77058          7134886626
291    2854    5121 N. SHEPHERD                          HOUSTON       TX  77018          7136920905
292    2856    2850 WILCREST                             HOUSTON       TX  77042          7137826422
293    2857    1003 RICHMOND                             HOUSTON       TX  77006          7135290553
294    2860    5838 WESTHEIMER                           HOUSTON       TX  77057          7137854891 A503-8445
295    2861    5330 N. BRAESWOOD                         HOUSTON       TX  77096          7137239859
296    2862    7015 FANNIN                               HOUSTON       TX  77030          7137970902
297    2864    3150 S. DAIRY ASHFORD                     HOUSTON       TX  77082          7134973584
298    2866    7100 BELLAIRE                             HOUSTON       TX  77074          7132709847
299    2867    8003 HOWARD DRIVE                         HOUSTON       TX  77017          7136401300
300    2868    3903 REVEILLE                             HOUSTON       TX  77087          7136402302
301    3501    819 ANTOINE @ KATY FWY                    HOUSTON       TX  77055  491-B   7136817299 A503-4440
302    3502    1401 HEIGHTS @ 14TH                       HOUSTON       TX  77008  453-W   7138686237 A501-4346
303    3506    5711 IRVINGTON @ AVE OF OAK               HOUSTON       TX  77009  453-U   7136914710 A502-4343
304    3507    2815 BINGLE @ KEMPWOOD                    HOUSTON       TX  77055  451-N   7134679508 A501-4444
305    3510    1421 W 11TH @ DURHAM                      HOUSTON       TX  77008  452-Y   7138685983 A501-4350
306    3514    1202 ALLEN GENOA                          HOUSTON       TX  77017  577-J   7136415784 A504-4368
307    3516    1048 UVALDE @ VICKSBURG                   HOUSTON       TX  77015  497-E   7134530177 A504-4517
308    3522    5825 BELLAIRE @ RENWICK                   HOUSTON       TX  77081  531-F   7136645041 A503-4431
309    3524    8010 BEECHNUT                             HOUSTON       TX  77036  530-J   7137747445 A503-4422
310    3526    1326 DAIRY ASHFORD                        HOUSTON       TX  77079  488-M   7134973992 A503-4455


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM

311    3528    6436 BELLAIRE @ ROOKIN                    HOUSTON       TX  77081  531-E   7137745324 A503-4429
312    3544    2302 WHITE OAK @ USENER                   HOUSTON       TX  77009  493-A   7138688908 A503-4340
313    3545    11402 HUGES @ SAGEGLEN                    HOUSTON       TX  77089  576-Y   7134810923 A504-4373
314    3546    1430 TELEPHONE @ LAWNDALE                 HOUSTON       TX  77023  494-X   7139282761 A504-4361
315    3547    2004 EVERGREEN @ LINDEN                   HOUSTON       TX  77087  535-E   7139267664
316    3548    8815 WINKLER @ JULIABORA                  HOUSTON       TX  77017  535-Y   7139449581 A504-4380
317    3555    627 LITTLE YORK @ BAUMAN                  HOUSTON       TX  77076  413-U   7136927933 A502-4503
318    3562    9202 AIRPORT @ MOSLEY                     HOUSTON       TX  77061  575-D   7139466981 A504-4379
319    3577    6412 N MAIN @ 25TH                        HOUSTON       TX  77009  453-S   7138685064
320    3581    6721 TELEPHONE RD @ DROVET                HOUSTON       TX  77061  535-W   7136498182 A504-4384
321    3585    11435 HALL RD @ BEAMER                    HOUSTON       TX  77089  576-X   7134811102 A504-4374
322    3588    744 FM 1960 W                             HOUSTON       TX  77070  332-N   7138939092 A501-4478
323    3594    610 S MASON RD @ KINGSLAND                HOUSTON       TX  77450  485-H   7133926300 A503-4437
324    3597    2302 TIDWELL @ ACORN                      HOUSTON       TX  77016  453-D   7136920411
325    3598    4302 HICKORY DOWNS @ CLAY                 HOUSTON       TX  77084  448-E   7134630830 A501-4457
326    3606    5718 W 34TH @ ANTOINE                     HOUSTON       TX  77092  451-Q   7136816211 A501-4445
327    3610    2950 GREENS RD @ WALTERS RD               HOUSTON       TX  77067  371-R   7138937755 A501-4470
328    3611    9503 CHAMPION FOREST @ SILENTWOOD         HOUSTON       TX  77086  411-A   7134459519 A501-4468
329    3612    760 W GULFBANK @ I45 NORTH                HOUSTON       TX  77088  412-L   7138201642 A502-4498
330    3616    4302 TELEPHONE RD @ GOLFCREST             HOUSTON       TX  77087  534-M   7136430181 A504-4364
331    3617    3543 OAK FOREST @ JUDIWAY                 HOUSTON       TX  77018  452-P   7136816399 A501-4351
332    3619    6452 HWY 6 NORTH @ KINGSFIELD             HOUSTON       TX  77058  408-S   7134630956 A501-4459
333    3621    2104 BAY AREA BLVD                        HOUSTON       TX  77058  618-L   7132808270 A504-4783
334    3626    15742 OLD HUMBLE RD                       HOUSTON       TX  77338  335-U   7134412371 A502-4492
335    3632    10103 BAMMEL N HOUSTON @ FM 149           HOUSTON       TX  77086  371-W   7134440661 A501-4469
336    3635    5796 BINGLE @ TIDWELL                     HOUSTON       TX  77092  451-A   7136813840 A501-4447
337    3636    10109 BISSONNET @ FORUM PARK              HOUSTON       TX  77036  529-V   7139811177 A503-4421
338    3637    8011 NORTH BELT @ MESA                    HOUSTON       TX  77396  375-U   7134412506 A502-4779
339    3638    2050 BINGLE @ HAMMERLY                    HOUSTON       TX  77055  450-R   7134679659 A501-4443
340    3639    KUYKENDAHL @ WESTFIELD LANDING            HOUSTON       TX  77090  331-V   7138937757 A501-4477
341    3640    11050 S. POST OAK @ WILLOW                HOUSTON       TX  77053  571-C   7137218357 A503-4405
342    3643    10640 KINGSPOINT @ SABO                   HOUSTON       TX  77075  576-P   7139432154 A504-4376
343    3645    20096 GESSNER @ GUSTINE                   HOUSTON       TX  77071  530-T   7139883205 A503-4397
344    3647    11580 CHIMMEY ROCK @ BURDINE              HOUSTON       TX  77035  571-B   7137231248 A503-4403
345    3648    9365 S MAIN @ WESTRIDGE                   HOUSTON       TX  77025  534-R   7136640232 A503-4389
346    3649    1903 DAIRY ASHFORD                        HOUSTON       TX  77077  488-R   7134934095 A503-4454
347    3650    10290 FORUM PARK W @ ROARK                HOUSTON       TX  77036  529-V   7139880485 A503-4420
348    3656    3825 MANGUM                               HOUSTON       TX  77092  451-M   7136811061 A501-4354
349    3657    2222 PARKER @ ALDINE WESTFIELD            HOUSTON       TX  77093  413-Z   7136911200


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
350    3658    4620 N MAIN @ AIRLINE                     HOUSTON       TX  77009  453-X   7138625338 A501-4344
351    3659    7433 1\2 BISSONNETT @ BONHOMME            HOUSTON       TX  77069  530-Q   7132701147 A503-4395
352    3660    2901 WESTRIDGE @ BARTELL                  HOUSTON       TX  77054  532-P   7136686265 A503-4761
353    3662    4401 IRVINGTON @ WEISS                    HOUSTON       TX  77009  453-Y   7136915641 A502-4342
354    3666    6100 W LITTLE YORK @ ALBONSON             HOUSTON       TX  77091  411-T   7139374411 A501-4463
355    3669    11402 MARTIN LUTHER KING                  HOUSTON       TX  77048  574-J   7137338461 A502-3102
356    3670    9403 FM 1960 @ PERRY RD                   HOUSTON       TX  77070  369-R   7134698349 A501-4471
357    3671    6333 SAN FELIPE @ WINROCK                 HOUSTON       TX  77057  491-N   7132665220 A503-4436
358    3674    5738 TELEPHONE @ DIXIE                    HOUSTON       TX  77087  535-S   7136493703 A504-4366
359    3676    1544 N SHEPHERD @ W 18TH                  HOUSTON       TX  77008  452-Z   7138615044
360    3680    7016 FM 1960 W                            HOUSTON       TX  77069  370-F   7135837085 A501-4473
361    3681    1909 ALDINE BENDER                        HOUSTON       TX  77039  373-Z   7134426078 A502-4494
362    3682    1301 FEDERAL                              HOUSTON       TX  77015  496-L   7134538414 A504-4516
363    3683    1050 STUDEWOOD @ 11TH                     HOUSTON       TX  77008  453-W   7138640399 A501-4345
364    3686    1406 WIRT RD @ WESTVIEW                   HOUSTON       TX  77055  451-X   7136836264 A501-4442
365    3688    803 EDGEBROOK                             HOUSTON       TX  77034  576-E   7139462039 A504-4378
366    3690    11575 BISSONNET @ COURT GLEN              HOUSTON       TX  77099  529-T   7138791952 A503-4418
367    3693    5699 BEECHNUT                             HOUSTON       TX  77096  531-N   7132715577 A503-4394
368    3694    13215 W LITTLE YORK @ ELDRIDGE            HOUSTON       TX  77041  408-Z   7134664060 A501-4461
369    3698    10602 FUQUA @ BEAMER                      HOUSTON       TX  77089  576-T   7134841285 A504-4375
370    3701    5415 KIRBY @ SUNSET                       HOUSTON       TX  77005  532-C   7135287498 A503-4392
371    3703    6459 HILLCROFT @ WESTWARD                 HOUSTON       TX  77081  531-E   7132706287 A503-4771
372    3704    195 ALDINE BENDER                         HOUSTON       TX  77060  372-Z   7134487347 A502-4780
373    3705    10304-A HARWIN                            HOUSTON       TX  77036  529-D   7132706308 A503-4772
374    3712    2001 WAYSIDE @ SYLVAN                     HOUSTON       TX  77023  534-C   7139267094 A504-4362
375    3716    11101 BRIAR FOREST @ WILCREST             HOUSTON       TX  77042  489-Q   7139740118 A503-4452
376    3718    5750 W GULFBANK @ ANTOINE                 HOUSTON       TX  77088  411-Q   7139996017 A501-4466
377    3719    5130 WOODWAY @ SAGE                       HOUSTON       TX  77027  491-L   7136264379 A503-4812
378    3721    1025 ALABAMA @ FANNIN                     HOUSTON       TX  77004  493-T   7135206503 A503-4338
379    3722    8380 FAIRBANKS N HOUSTON @ WENT           HOUSTON       TX  77040  410-G   7138967817 A501-4467
380    3724    3635 HILLCROFT @ WINDSWEPT                HOUSTON       TX  77057  490-Z   7137825167 A503-4435
381    3728    2555 HOLCOMB                              HOUSTON       TX  77030  532-G   7136644590 A503-4391
382    3729    2403 FM 1960 W @ BAMMEL VILLAGE           HOUSTON       TX  77068  331-U   7135832269 A501-4476
383    3730    5585 WESLAYAN @ BISSONNET                 HOUSTON       TX  77005  532-A   7136653728 A503-4393
384    3731    3400 W LITTLE YORK @ T C JESTER           HOUSTON       TX  77091  411-V   7134450819 A501-4465
385    3733    6142 LONG DR @ WAYSIDE                    HOUSTON       TX  77087  534-Q   7136401785 A504-4760
386    3735    7902 LONG POINT @ WIRT                    HOUSTON       TX  77005  451-T   7139739040 A501-4767
387    3737    5301 ANTOINE @ PINEMONT                   HOUSTON       TX  77091  451-G   7136800119 A503-3034
388    3738    3750 ADDICKS-CLODINE                      HOUSTON       TX  77082  527-C   7134960774 A503-4833


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City          ST   ZIP   Key Map   Phone        ATM

389    3739    17654 KEITH HARROW @ QUEENSTON            HOUSTON        TX  77084  447-C   7138594153 A501-4768
390    3740    11651 W BELFORT @ KIRKWOOD                HOUSTON        TX  77099  529-X   7134981715 A503-4765
391    3741    14915 BISSONNET @ SUGARLAND-HOWELL        HOUSTON        TX  77478  528-S   7135619205 A503-4766
392    3742    14821 WOODFOREST @ STERLING GREEN         HOUSTON        TX  77530  497-D   7134529648 A502-4769
393    3746    13360 NORTHBOROUGH @ RUSHCREEK            HOUSTON        TX  77067  372-L   7138724554 A501-4838
394    3747    9880 ALAMEDA GENOA                        HOUSTON        TX  77075  576-N   7139437319 A503-4811
395    3748    1807 W 43RD @ ROSSLYN                     HOUSTON        TX  77018  452-J   7136803335 A501-3035
396    3751    13050 FM 529 @ ELDRIDGE                   HOUSTON        TX  77011  408-R   7138961608 A501-4810
397    3753    16630 CLAY RD @ JURA                      HOUSTON        TX  77084  447-H   7138551170 A501-4848
398    3755    475 FM 1960 @ CYPRESS STATION             HOUSTON        TX  77090  332-K   7135377919 A501-4847
399    3759    221 UVALDE                                HOUSTON        TX  77105  457-X   7134530178 A502-4703
400    3761    12375 SCARSDALE @ SAGEGLEN                HOUSTON        TX  77089  616-C   7134810443 A503 3074
401    3762    11150 HUFFMEISTER                         HOUSTON        TX  77065  368-T   7138940339
402    3763    12251 JONES @ HOUSTON N CYPRESS           HOUSTON        TX  77070  369-K   7138901047
403    3766    10096 VETS MEMORIAL @ WEST RD             HOUSTON        TX  77038  412-A   7139314962
404    3767    12050 1/2 GEAMER RD @ HUGHES              HOUSTON        TX  77089  616-B   7134814203
405    3771    9531 FALLBROOK @ PERRY                    HOUSTON        TX  77064  369-Y   7138942204 A502-3049
406    3772    8600 BROADWAY @ ROCKHILL                  HOUSTON        TX  77061  535-X   7136415652 A504-4852
407    1211    25705 FM 2100                             HUFFMAN        TX  77336  339-A   7133247050
408    1381    5103 EAST FM 1960                         HUMBLE         TX  77339  337-W   7138527676
409    3559    228 CHARLES @ FM 1960                     HUMBLE         TX  77338  335-V   7134469757
410    3764    8010 FM 1960 EAST                         HUMBLE         TX  77338  337-V   7138523330
411    1054    607 S SAM HOUSTON                         HUNTSVILLE     TX  77340          4092953971
412     311    3950 VALLEYVIEW LN                        IRVING         TX  75602          2142527866
413     623    1915 S STORY RD                           IRVING         TX  75060          2149865168
414     875    4002 N BELTLINE                           IRVING         TX  75062          2142585944 A101-4922
415    2913    1401 N. BELTLINE                          IRVING         TX  75061          2147903885
416    2919    5401 MAC ARTHUR BLVD.                     IRVING         TX  75038          2145500161
417    3756    10302 I-10 SERVICE RD @ MERCURY           JACINTO CITY   TX  77029  495-H   7136760009 A504-4850
418    3726    17342 HWY 290                             JERSEY VILLAGE TX  77040  409-K   7138961920 A501-4462
419     140    2230 FRY RD @ SAUMS                       KATY           TX  77450  446-U   7134927868
420    1197    20203 KATY FWY                            KATY           TX  77450  486-B   7135788234
421    1464    19202 CLAY RD @ GREENHOUSE                KATY           TX  77450  446-H   7138591169
422    2805    20250 PARK ROW                            KATY           TX  77449          7134921900
423    2809    22500 FRANZ ROAD                          KATY           TX  77449          7133471504 A501-8442
424    1322    1201 N LITTLE SCHOOL RD                   KENNENDALE     TX  76060          8174835013
425     237    3020 NORTHPARK                            KINGWOOD       TX  77339  297-S   7133608754
426     852    3001 WOODLAND HILLS DR                    KINGWOOD       TX  77339  296-Z   7133584932
427    3736    4003 RUSTIC WOODS DR                      KINGWOOD       TX  77345  297-X   7133601396 A502-4490


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
428    3620    2430  W. MAIN                             LA MARQUE     TX  77568          4099387757 A504-3040
429    3519    521 W MAIN @ 5TH                          LA PORTE      TX  77571  540-X   7134719301
430    3745    10339 FAIRMONT PKWY @ FARRINGTON          LA PORTE      TX  77571  579-F   7134718766 A504-4840
431    1690    502 FM 332 @ BASSWOOD                     LAKE JACKSON  TX  77566          4092979721 A504-3100
432    3536    102 PLATATION DR                          LAKE JACKSON  TX  77566          4092977137 A504-4593
433    3537    40 CIRCLE WAY @ THAT WAY                  LAKE JACKSON  TX  77566          4092991043 A504-4594
434    2903    8825 JACKSBORO HWY                        LAKESIDE      TX  76135          8172377335
435     136    2705 N DALLAS AVE                         LANCASTER     TX  75134          2142273398
436    2815    101 MEADOW PKWY                           LEAGUE CITY   TX  77573          7133341431
437    3607    5980 FM 518 @ FM 528                      LEAGUE CITY   TX  77573  657-Q   7135544313
438    2806    6303 HWY 6                                MISSOURI CITY TX  77459          7134999521
439    3624    3703 FM 2234 @ QUAIL PK RD                MISSOURI CITY TX  77489  610-G   7134377709 A503-4408
440    3757    2203 FM 2234 @ W FUQUA                    MISSOURI CITY TX  77489  570-Z   7134996353
441    1693    HWY 149 & 105                             MONTGOMERY    TX  77357          4094494255
442    2852    CAPE CONROE                               MONTGOMERY    TX  77356          4094484349
443    3515    903 EL DORADO                             NASSUA BAY    TX  77058  618-J   7132808588 A504-4553
444    3623    435 EL DORADO @ ZABOLIO                   NASSUA BAY    TX  77058  617-R   7134886669 A504-4552
445    3725    2330 NASA RD 1                            NASSUA BAY    TX  77058  619-S   7133331277 A504-4555
446      13    FM 725 @ ZIPP RD                          NEW BRAUNFELS TX  78130          2106290701
447    1696    HWY 75 N & GIBBS                          NEW WAVERLY   TX  77353          4093446953
448    2814    INT S\E CORNER HWY 35\FM 529              OLD OCEAN     TX  77463          4096474956
449    3240    4302 MCCULLOUGH @ EL PRADO                OLMOS PARK    TX  78212          2108226637 A202-4704
450     731    504 S RICHEY                              PASADENA      TX  77506  536-G   7134727141
451     833    4401 BURKE                                PASADENA      TX  77504  577-F   7134875569
452    1100    6335 SPENCER HWY                          PASADENA      TX  77505  538-W   7134870420 A504 3067
453    1241    2520 LAFFERTY                             PASADENA      TX  77502  536-V   7139460970
454    1438    3510 BURKE                                PASADENA      TX  77504  577-A   7139448024
455    2838    3926 COUNTRY ROAD #A                      PASADENA      TX  77505          7139987155
456    3517    901 W HARRIS                              PASADENA      TX  77506  536-L   7134721702 A504-4545
457    3551    3344 SPENCER HWY @ STRAWBERRY             PASADENA      TX  77506  537-W   7139469280 A504-4782
458    3564    4739 STRAWBERRY                           PASADENA      TX  77507  577-J   7134871466
459    3567    5010 RED BLUFF                            PASADENA      TX  77503  538-W   7134870166 A504-4531
460    3578    632 TATAR                                 PASADENA      TX  77506  536-M   7134721832
461    3601    921 E PASADENA FWY                        PASADENA      TX  77502  536-H   7134721838 A504-4537
462    3603    1621 RED BLUFF                            PASADENA      TX  77506  537-J   7134777635 A504-4538
463    3641    2008 SHAVER @ ALLENDALE                   PASADENA      TX  77502  536-U   7134720329 A504-4546
464    3651    3500 FAIRMONT                             PASADENA      TX  77504  577-E   7134870875 A504-4550
465    3654    2204 RED BLUFF @ GRAND                    PASADENA      TX  77506  537-K   7134731725 A504-4539
466    3663    1702 S TATER @ HOUSTON                    PASADENA      TX  77502  536-R   7134752612 A504-4547


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
467    3678    1421 E BELTWAY @ SAN AUGUSTINE            PASADENA      TX  77503  537-R   7134793460 A504-4535
468    3699    NEC 2201 E SOUTHMORE @ BURKE              PASADENA      TX  77502  537-N   7134751611 A504-4540
469    3749    550 EAST BELT & GREENSHADOW               PASADENA      TX  77503  537-M   7134722981 A504-4808
470    1994    3502 E BROADWAY                           PEARLAND      TX  77581  615-K   7134854848
471    2372    826 LEGACY                                PLANO         TX  75252          2145170337
472    2915    2201 LEGENCY DRIVE                        PLANO         TX  75023          2146180688
473    2916    3001 W. SPRING CREEK PKWY                 PLANO         TX  75023          2146180269
474    3213    1318 2ND ST @ COMMERCE                    PLEASANTON    TX  78064          2105694032
475    1679    FM 1314 @ SHORTERS RD                     PORTER        TX  77365  295-D   7133545311
476    2863    3035 PLANTATION DRIVE                     RICHMOND      TX  77469          7133415769 A503-8446
477    3570    1700 FM 1640 @ LAMAR                      RICHMOND      TX  77469          7133415044
478    3609    STATE HWY 227 @ FM 2004                   RICHMOND      TX  77531          4092653929 A504-4605
479    3634    970 HWY 288 NORTH @ TIMBER DRIVE          RICHMOND      TX  77531          4092654043
480    1669    5052 AVE H                                ROSENBERG     TX  77441          7133428223
481    2825    1717 AVE H                                ROSENBERG     TX  77471          7132325997
482    2845    3001 AVE H                                ROSENBERG     TX  77471          7133416025
483    3618    2623 1ST ST @ MONSAY                      ROSENBERG     TX  77471          7133415050 A503-4413
484    1391    3601 ROWLETT RD                           ROWLETT       TX  75088          2144755556
485     738    101 LONGHORN RD                           SAGINAW       TX  76148          8172322541
486    2912    1101 N. SAGINAW BLVD.                     SAGINAW       TX  76179          8172321542
487       9    9523 FREDERICKSBURG                       SAN ANTONIO   TX  78240          2106921206 A202-4940
488      24    10347 NACOGDOCHES                         SAN ANTONIO   TX  78217          2106544735
489      44    6720 MONTGOMERY                           SAN ANTONIO   TX  78239          2106541077
490      69    2502 AUSTIN HWY                           SAN ANTONIO   TX  78218          2106539439
491     153    1514 S NEW BRAUNFELS                      SAN ANTONIO   TX  78210          2105321181
492     161    1515 N. WALNUT                            SAN ANTONIO   TX  78130          2106252739
493     167    9209 ZARZAMORA                            SAN ANTONIO   TX  78224          2109231970
494     172    803 WEST AVE                              SAN ANTONIO   TX  78201          2107349911
495     179    2502 S. GEN. MCMULLEN                     SAN ANTONIO   TX  78228          2104326322
496     183    3503 WURZBACH                             SAN ANTONIO   TX  78238          2106803544 A202-4939
497     207    10402 IH 35 NORTH                         SAN ANTONIO   TX  78233          2106556124
498     208    10029 SAN PEDRO                           SAN ANTONIO   TX  78216          2103427522
499     215    5995 CALLAGHAN RD                         SAN ANTONIO   TX  78228          2105230239
500     218    3255 HARRY WURZBACH                       SAN ANTONIO   TX  78209          2108264586
501     219    3309 HILLCREST                            SAN ANTONIO   TX  78201          2107327716
502     221    1616 MCCULLOUGH                           SAN ANTONIO   TX  78212          2102236123
503     328    8620 FREDERICKSBURG                       SAN ANTONIO   TX  78240          2106910103 A202-4951
504     422    8342 BROADWAY                             SAN ANTONIO   TX  78209          2108262061
505     467    10155 FM 471 WEST                         SAN ANTONIO   TX  78238          2105230324 A202-4953


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
506     495    103 BANDERA                               SAN ANTONIO   TX  78228          2107326170
507     520    3945 EISENHAUER                           SAN ANTONIO   TX  78217          2106561373
508     556    5935 RITTIMAN                             SAN ANTONIO   TX  78218          2106546375
509     559    6735 MEDINA BASE RD                       SAN ANTONIO   TX  78242          2106731049
510     566    2523 OAKGATE                              SAN ANTONIO   TX  78230          2106969811
511     619    2400 THOUSAND OAKS                        SAN ANTONIO   TX  78232          2104901590 A202-4952
512     620    707 FRIO CITY RD                          SAN ANTONIO   TX  78207          2102231276
513     621    1303 CALLAGHAN                            SAN ANTONIO   TX  78228          2106846155
514     667    1763 S. GEN MCMULLEN                      SAN ANTONIO   TX  78228          2104324225
515     726    2409 NW 36TH ST                           SAN ANTONIO   TX  78228          2104323050
516     765    1902 RIGSBY                               SAN ANTONIO   TX  78210          2103336556
517     776    2001 BROADWAY                             SAN ANTONIO   TX  78215          2102299811
518     816    17750 JUDSON                              SAN ANTONIO   TX  78247          2106370848
519     919    1302 GARDINA                              SAN ANTONIO   TX  78201          2107329451
520     920    10008 BROADWAY                            SAN ANTONIO   TX  78217          2108227370
521     953    7203 BLANCO                               SAN ANTONIO   TX  78216          2103405562 A202-4941
522    1009    841 BITTERS                               SAN ANTONIO   TX  78216          2104948425 A202-4938
523    1011    7802 CALLAGHAN RD                         SAN ANTONIO   TX  78229          2103425064 A202-4942
524    1046    6543 CALLAGHAN                            SAN ANTONIO   TX  78229          2106144597
525    1074    7526 BANDERA                              SAN ANTONIO   TX  78228          2106473992
526    1085    900 W. HILDEBRAND                         SAN ANTONIO   TX  78201          2107328017
527    1103    12011 WEST AVE                            SAN ANTONIO   TX  78216          2103419180
528    1139    2562 JACKSON KELLER                       SAN ANTONIO   TX  78230          2103415268
529    1147    506 AUSTIN HWY                            SAN ANTONIO   TX  78209          2108227486
530    1155    6480 BABCOCK                              SAN ANTONIO   TX  78238          2106978059 A202-4945
531    1174    12070 BLANCO                              SAN ANTONIO   TX  78216          2103423190
532    1184    5050 SW MILITARY DR                       SAN ANTONIO   TX  78242          2106751030 A202-4943
533    1189    5980 PEARSALL RD                          SAN ANTONIO   TX  78242          2106234490
534    1305    8011 MIDCROWN                             SAN ANTONIO   TX  78218          2106539498
535    1318    4070 PERRIN CENTRAL                       SAN ANTONIO   TX  78230          2106547652 A202-4950
536    1386    5494 BABCOCK RD                           SAN ANTONIO   TX  78240          2106910128
537    1411    3943 THOUSAND OAKS                        SAN ANTONIO   TX  78217          2106539641
538    1426    2444 BABCOCK                              SAN ANTONIO   TX  78229          2106145038
539    1427    8309 BANDERA                              SAN ANTONIO   TX  78228          2106840760
540    1436    8303 MCCULLOUGH                           SAN ANTONIO   TX  78216          2103491391
541    1467    9022 MARBACH RD                           SAN ANTONIO   TX  78245          2106744120
542    1468    3003 BROADWAY                             SAN ANTONIO   TX  78209          2108283867 A202-4944
543    1505    7979 FREDERICKSBURG                       SAN ANTONIO   TX  78229          2106142949 A202-4946
544    1516    5775 RAY ELLISON DR                       SAN ANTONIO   TX  78242          2106730880


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
545    1520    303 S. SANTA ROSA BLVD                    SAN ANTONIO   TX  78207          2102275125
546    1522    4251 PLEASANTON                           SAN ANTONIO   TX  78221          2109230074
547    1530    4739 RAYBON                               SAN ANTONIO   TX  78213          2106551244
548    1532    9126 PERRIN BEITEL                        SAN ANTONIO   TX  78217          2106550498
549    1533    8511 STARCREST                            SAN ANTONIO   TX  78217          2106551140
550    1542    2023 MCCULLOUGH                           SAN ANTONIO   TX  78212          2107329959
551    1549    8748 WURZBACH                             SAN ANTONIO   TX  78240          2106143709
552    1553    14103 BLANCO RD                           SAN ANTONIO   TX  78284          2104926475
553    1554    10393 SAHARA                              SAN ANTONIO   TX  78216          2103444380
554    1561    9200 BROADWAY                             SAN ANTONIO   TX  78217          2108229440
555    1564    11050 US HWY 181 S                        SAN ANTONIO   TX  78221          2106332649
556    1569    11606 PARLIAMENT                          SAN ANTONIO   TX  78213          2103447150 A202-4948
557    1574    1743 FREDERICKSBURG                       SAN ANTONIO   TX  78201          2107358760
558    1580    3098 E. COMMERCE                          SAN ANTONIO   TX  78220          2102267413
559    1581    5439 EVERS RD                             SAN ANTONIO   TX  78238          2106801210 A202-4947
560    1583    11050 IH 35 NORTH                         SAN ANTONIO   TX  78233          2106535042
561    1586    606 OLD HWY 90 W                          SAN ANTONIO   TX  78237          2104323289
562    1600    3151 S. WW  WHITE RD                      SAN ANTONIO   TX  78222          2103332201
563    1601    3603 S.E. MILITARY DR                     SAN ANTONIO   TX  78223          2103332423
564    1626    2903 E. SOUTHCROSS                        SAN ANTONIO   TX  78223          2105323025
565    1644    4698 SEGUIN RD                            SAN ANTONIO   TX  78219          2106612224
566    1806    1115 SAN PEDRO AVE                        SAN ANTONIO   TX  78212          2102299442 A202-4954
567    1900    11902 STARCREST DR                        SAN ANTONIO   TX  78247          2104944529
568    2001    3003 GOLIAD                               SAN ANTONIO   TX  78223          2103332438
569    2086    5811 SAN PEDRO AVE                        SAN ANTONIO   TX  78212          2107328546
570    2113    9685 MARBACH ROAD                         SAN ANTONIO   TX  78245          2106744721
571    2115    9350 FARM ROAD 471 WEST                   SAN ANTONIO   TX  78251          2105217333
572    2327    1203 AUSTIN HIGHWAY                       SAN ANTONIO   TX  78209          2108267728
573    2358    8214 CULEBRA                              SAN ANTONIO   TX  78251          2105235111
574    2377    9865 POTRANCO                             SAN ANTONIO   TX  78251          2106806666
575    3201    2347 VANCE JACKSON @ MINK                 SAN ANTONIO   TX  78213          2103413500 A202-4735
576    3203    382 VALLEY HI @ SPRINGVALE                SAN ANTONIO   TX  78227          2106740630
577    3206    1822 CINCINATI @ WILSON                   SAN ANTONIO   TX  78201          2107329060
578    3207    4214 BRIARGLEN @ PERRIN-BIETEL            SAN ANTONIO   TX  78218          2106566427 A202-4710
579    3210    202 S TRINITY ST @ BUENA VISTA            SAN ANTONIO   TX  78207          2102231196
580    3211    7714 ZARZAMORA                            SAN ANTONIO   TX  78224          2109238947
581    3212    619 W MALONE @ THEO @ I-35                SAN ANTONIO   TX  78225          2105328493
582    3214    571 ELEANOR @ NEW BRAUNFELS               SAN ANTONIO   TX  78209          2108269509
583    3217    1538 BROADWAY @ NACOGDOCHES               SAN ANTONIO   TX  78209          2108285385


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
584    3221    3440 ST MARY'S @ MULBERRY ST              SAN ANTONIO   TX  78212          2107338977 A202-4687
585    3222    533 HACKBERRY @ NEVADA                    SAN ANTONIO   TX  78203          2105337047
586    3224    531 ISOM RD                               SAN ANTONIO   TX  78216          2103424759 A202-4706
587    3226    3119 COMMERCIAL                           SAN ANTONIO   TX  78221          2109248904
588    3227    451 HOT WELLS                             SAN ANTONIO   TX  78223          2105331091
589    3229    11930 VANCE JACKSON                       SAN ANTONIO   TX  78230          2106990312 A202-4749
590    3230    2908 S NEW BRAUNFELS @ STEVES             SAN ANTONIO   TX  78210          2105337046
591    3231    4712 SAN PEDRO @ CLOWER                   SAN ANTONIO   TX  78212          2108261973
592    3234    5108 RANDOLPH BLVD @ CRESTWAY             SAN ANTONIO   TX  78233          2106538553 A202-4711
593    3235    1439 SOUTHCROSS @ HACKBERRY               SAN ANTONIO   TX  78223          2105321093
594    3238    3643 SW MILITARY @ BYNUM                  SAN ANTONIO   TX  78211          2109249231
595    3239    15184 JUDSON RD @ STAHL                   SAN ANTONIO   TX  78247          2106539398 A202-4716
596    3241    4069 MEDICAL DR @ FAIRHAVEN DR            SAN ANTONIO   TX  78229          2106921102 A202-4748
597    3242    BLANCO @ JACKSON-KELLER                   SAN ANTONIO   TX  78216          2103401663 A202-4736
598    3244    15311 O'CONNOR @ STAHL                    SAN ANTONIO   TX  78247          2106548425
599    3246    ULIBEAU @ OLD TEZEL                       SAN ANTONIO   TX  78250          2106809593 A202-4745
600    3247    3216 SW MILITARY @ SOMERSET               SAN ANTONIO   TX  78221          2109232468
601    3248    2448 HARRY WURZBACK @ CORINNE             SAN ANTONIO   TX  78209          2108284486 A202-4709
602    3249    7103 W MARTIN @ ZARZAMORA                 SAN ANTONIO   TX  78207          2104322602
603    3250    12201 TOEPPERWEIN RD @ WILDERNESS         SAN ANTONIO   TX  78233          2105908442
604    3251    SWC ROOSEVELT @ SOUTHCROSS                SAN ANTONIO   TX  78214          2105344188 A202-4697
605    3252    107 BABCOCK @ FREDERICKSBURG RD           SAN ANTONIO   TX  78201          2107321290
606    3253    5524 SW MILITARY @ FIVE PALMS             SAN ANTONIO   TX  78242          2106743590 A202-4729
607    3256    6067 DEZAVALA RD @ AUTUMN VISTA           SAN ANTONIO   TX  78249          2106967496
608    3257    8565 BABCOCK RD @ SUNSET HAVEN            SAN ANTONIO   TX  78249          2106908644 A202-4752
609    3258    12303 WETMORE RD @ RIDGE COUNTRY          SAN ANTONIO   TX  78247          2104946164 A202-4718
610    3261    8318 JONES-MALTSBERGER @ CHULIE           SAN ANTONIO   TX  78216          2103424909 A202-4707
611    3263    5214 CALLAGHAN RD @ BANDERA RD            SAN ANTONIO   TX  78228          2104320136 A202-4334
612    3265    7575 CULEBRA RD @ INGRAM                  SAN ANTONIO   TX  78251          2105209646
613    3266    FM 78 @ RITTIMAN RD                       SAN ANTONIO   TX  78218          2106619655
614    3268    17030 NEW BRAUNFELS @ I-35                SAN ANTONIO   TX  78208          2102235503
615    3269    WALZEN RD @ GIBBS SPRAWL                  SAN ANTONIO   TX  78219          2106370208
616    3270    12802 JONES MALTBERGER @ BUDDING          SAN ANTONIO   TX  78247          2104962873
617    3274    1503 MILITARY @ COMMERCIAL                SAN ANTONIO   TX  78221          2109246655
618    3275    5411 GRISSOM @ TIMBERHILL                 SAN ANTONIO   TX  78238          2106478743 A202-4820
619    3277    8108 FREDERICKSBURG @ DATA POINT          SAN ANTONIO   TX  78229          2106143714 A202-4855
620    3608    13405 HWY 6 AVE @ AVE T                   SANTA FE      TX  77510          4099251023
621     213    17599 IH-35 NORTH                         SCHERTZ       TX  78154          2106519536
622    2858    1802 SECOND STREET                        SEABROOK      TX  77586          7134745658


                                 Exhibit "A"
                            The First Supplement

Count Store                 Address                       City         ST   ZIP   Key Map   Phone        ATM
623    3667    3324 NASA RD 1                            SEABROOK      TX  77586  620-N   7133263177 A504-4559
624    3571    320 N CIRCLE @ HWY 36                     SEALY         TX  77474          4098857291
625    1269    HWY 59 AND SHOEMAKER                      SHEPHERD      TX  77371          4096286345
626    3512    902 ALLEN GENOA                           SOUTH HOUSTON TX  77587  576-C   7139472824 A504-4371
627     632    3130 SAWDUST RD                           SPRING        TX  77373          7133674703
628    1694    28727 HWY 75 N                            SPRING        TX  77373  252-A   7133672298
629    3604    3232 SPRING STUBNER @ MEADOWHILL          SPRING        TX  77373  291-Q   7133501974 A501-4484
630    3628    25444 ALDINE WESTFIELD                    SPRING        TX  77373  292-V   7133502066 A502-4485
631    3629    2848 TAILING VINE                         SPRING        TX  77373  333-B   7133502035 A502-4486
632    3760    5626 TRESCHWIG @ CYPRESSWOOD              SPRING        TX  77373  334-A   7138214648 A501-4828
633    3633    2455 S MAIN @ KINGSWAY                    STAFFORD      TX  77477  569-R   7134990887 A503-4411
634    2859    1050 ELDRIDGE                             SUGAR LAND    TX  77478          7132402517 A503-8444
635    2865    3303 HWY 6                                SUGAR LAND    TX  77478          7139801153 A503-8447
636    1170    16303 BELLAIRE BLVD                       SUGARLAND     TX  77478  527-F   7134980001
637    1602    13722 TOWN WEST                           SUGARLAND     TX  77478  568-N   7134914833
638    3561    AVE A @ HWY 332                           SURFSIDE      TX  77541          4092331864 A504-4598
639    3668    204 MAIN (HWY 524) @ 2ND (HWY 1459)       SWEENEY       TX  77480          4095483266
640    1066    1321 TEXAS AVE                            TEXAS CITY    TX  77590          4099458424
641    1470    2501 25TH AVENUE N                        TEXAS CITY    TX  77590          4099455344 A504-3003
642    2843    8500 FM 1764                              TEXAS CITY    TX  77591          4099356281
643    3534    2904 PALMER HWY                           TEXAS CITY    TX  77590          4099450301 A504-4563
644    3602    2502 TEXAS AVE @ LOGAN                    TEXAS CITY    TX  77590          4099457399
645    1116    5208 S COLONY                             THE COLONY    TX  75067          2146255652 A109-4930
646    2375    6801 MAIN                                 THE COLONY    TX  75056          2146250959
647       6    27110 GLENLOCH DR                         THE WOODLANDS TX  77380  251-J   7133677093
648    1080    1480 SAWDUST RD                           THE WOODLANDS TX  77380  251-U   7133671331
649    1167    25226 GROGANS MILL RD                     THE WOODLANDS TX  77380  251-V   7133674895
650    1277    29926 TOMBALL PKWY                        TOMBALL       TX  77375  288-B   7133512613
651    1678    8435 FM 2920                              TOMBALL       TX  77375  290-N   7133705050
652    3558    615 W MAIN @ POPLAR                       TOMBALL       TX  77373  288-G   7133515712
653    3692    28531 FM 149 @ FM 2920                    TOMBALL       TX  77375  288-K   7133516320 A501-4480
654    2114    7330 KITTY HAWK ROAD                      UNIVERSAL CIT TX  78239          2105904531
655    3225    821 PAT BOOKER                            UNIVERSAL CIT TX  78144          2106580272
656    2901    6871 RUFE SNOW                            WATAUGA       TX  75137          8176569748
657     362    810 NASA ROAD 1                           WEBSTER       TX  77598  658-B   7133325931 A504-3052
658     489    502 EL DORADO                             WEBSTER       TX  77598  617-R   7134883203 A504-4891
659     882    17310 HWY 3                               WEBSTER       TX  77598  618-X   7133321680 A504-3051
660    2849    2202 N. RICHMOND                          WHARTON       TX  77488          4095321486
661    1232    100 N DANVILLE                            WILLIS        TX  77378          4098562878 A501-3050

                                  EXHIBIT "B"

                            SPECIFIED MARKET AREAS


Bexar County
Collin County
Comal County
Dallas County
Denton County
Fort Bend County
Galveston County
Harris County
Hays County
Montgomery County
Tarrant County
Travis County
Williamson County

                                  Exhibit "C"
                           Initial List of Community
                                 Market Stores

Count  Store               Address                     City       ST  ZIP    Key Map    Telehone        ATM
  1    2848   808 S. VELASCO                      ANGLETON        TX  77515           4098491620
  2    2851   728 W. MULBERRY ON HWY 3            ANGLETON        TX  77515           4098491443
  3    3535   1201 E CEDAR @ HWY35                ANGLETON        TX  77515           4098493302
  4    3569   528 S ANDERSON @ KIBER              ANGLETON        TX  77515           4098496028    A504-4589
  5    3584   3402 E MULBERRY @ HOSPITAL          ANGLETON        TX  77515           4098496885    A504-4590
  6    3653   100 N VELASCO @ E WILKINS           ANGLETON        TX  77515           4098492981    A504-4591
  7    3655   DOWNING @ HENDERSON                 ANGLETON        TX  77515           4098494023    A504-4592
  8    1243   610 CORLEY CTR                      CLEVELAND       TX  77327           7135927123
  9    1258   905 N WASHINGTON                    CLEVELAND       TX  77327           7135925540
 10    2394   445 SOUTHLINE                       CLEVELAND       TX  77327           7135922609
 11    3583   101 S HWY 288 @ STATTON RIDGE RD    CLUTE           TX  77531           4092653957    A504-4595
 12    3685   101 E MAIN                          CLUTE           TX  77531           4092651102    A504-4596
 13    2847   331 S. AVE A                        FREEPORT        TX  77541           4092337413
 14    3539   903 SECOND ST @ CEDAR               FREEPORT        TX  77541           4092333931
 15    3684   1922 FOURTH ST @ HWY 288            FREEPORT        TX  77451           4092331254    A504-4599
 16    3586   1105 13TH @ WASHINGTON              HEMPSTEAD       TX  77445           4098266339
 17    3675   946 AUSTIN ST @ HWY 290             HEMPSTEAD       TX  77445           4098266046
 18    1690   502 FM 332 @ BASSWOOD               LAKE JACKSON    TX  77566           4092979721    A504-3100
 19    3536   102 PLATATION DR                    LAKE JACKSON    TX  77566           4092977137    A504-4593
 20    3537   40 CIRCLE WAY @ THAT WAY            LAKE JACKSON    TX  77566           4092991043    A504-4594
 21    3608   13405 HWY 6 AVE @ AVE T             SANTA FE        TX  77510           4099251023
 22    3571   320 N CIRCLE @ HWY 36               SEALY           TX  77474           4098857291
 23    1269   HWY 59 AND SHOEMAKER                SHEPHERD        TX  77371           4096286345
 24    3668   204 MAIN(HWY 524) @ 2ND (HWY 1459)  SWEENEY         TX  77480           4095483266
 25    2849   2202 N. RICHMOND                    WHARTON         TX  77488           4095321486

                                  EXHIBIT D

                        NationsBank Marketing Efforts
             (See pages 2 and 3 of Exhibit D for further detail)


       * * * *

                                 Exhibit "D"

                                  (Page 2)



* * * *

                                Exhibit "D"

                                 (Page 3)


* * * *

                                 EXHIBIT "E"

           48.75"               48.75"
      |___________________|  |________________________|

   _  _____________________  __________________________
   |  |                   |  |                        |  AE 112/113 EXTRUDED ALUMINUM
   |  |                   |  |                        |  CABINETS (D/F OR S/F) PAINTED
   |  |                   |  |                        |  "NATIONS BANK" GREY - INTERNALLY
   |  |    NationsBank    |  |     NationsBank        |  ILLUMINATED WITH 800 M.A. LAMPS
30"|  |                   |  |                        |
   |  |      24 Hour      |  |     ATM   24 Hour      |  FORMED LEXAN FACES WITH FLAT
   |  |         Banking   |  |              Banking   |  SECOND SURFACE COPT
   |  |                   |  |                        |
   |  |                   |  |                        |  "NATIONS" - NB BLUE
   -  _____________________  __________________________
      OPTION 1               OPTION 2                    "BANK" - NB RED

                                                         ALL OTHER COPY AND GRAPHICS
                                                         TO BE BLACK

ELEVATION                             1" = 1'-0"
================================================